united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Ste 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 4/30

Date of reporting period:4/30/23

Item 1. Reports to Stockholders.

THE PACIFIC FINANCIAL GROUP

ANNUAL REPORT

April 30, 2023

Distributed by Northern Lights Distributors, LLC FINRA Member

Annual Report

888-451-TPFG | TPFG.com

11811 NE 1st Street, Suite 201
Bellevue, WA 98005
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425-451-7731 | Fax

Dear Fellow Shareholders:

I stepped into the role of Chief Investment Officer at Pacific Financial Group in December 2022, amid one of the worst calendar years for market performance after a remarkable year in 2021. Only cash, gold, and other real assets finished positive in 2022. Overall, as I look back on the past fiscal year ending April 30, 2023, many events have occurred in terms of geopolitical, inflation, and monetary policy that impacted markets. Thankfully, we have turned the corner on a challenging year for markets as the fourth quarter of 2022 and the first quarter of 2023 recovered some of the adverse market performance that affected many investors.

Three risks altered US and global markets. Geopolitical risk remained at the forefront as countries took sides following the Russia-Ukraine invasion. The US played its familiar role in reuniting other nations and supporting the people of Ukraine. The Ukraine invasion continued to put upward pressures on inflation globally, particularly in the energy and commodities sectors. Secondly, inflation peaked at over 9% year-over-year, measured by the US Consumer Price Index in June 2022. Fortunately, since mid-2022, inflation has been on a downward trajectory toward the Fed’s target of 2%. Lastly, monetary policy was another focal point during most of 2022 and continuing into 2023. The current interest rate hiking cycle is one of the swiftest and largest, averaging 35.7 basis points per month. Although US inflation is not near the Fed’s long-term target, monetary policy has played a role in cooling down the overheated economy post-COVID.

Rapid interest rate hikes are not without consequences, triggering the US regional banking crisis and the acquisition of one of Europe’s largest financial institutions. However, regulations have tightened on US banks’ capital requirements since the Great Financial Crisis. The result of increased regulations contained the regional bank crisis and ultimately did not reverberate throughout the financial institutions. Conversely, despite the macroeconomic risks, the US consumer remained relatively healthy and resilient. The US dollar also remained strong relative to other major international currencies partially due to the higher interest rates relative to other countries. Additionally, elevated fear of recession increased investors’ demand for US dollars as the world’s reserve currency.

Nevertheless, market performance over the past fiscal year ending April 30, 2023, was mixed across asset classes. Real assets and inflation-hedging asset classes lost momentum in the latter half of 2022 into 2023 as inflation cooled and supply normalized – particularly in the energy sector. In equities, the magnitude and level of the interest rate hikes negatively affected US large capitalization growth equities during most of 2022. Growth equity style makes up a significant portion of the US equity markets. The PFG strategies that had exposures to US large capitalization growth style equities were unfavorably affected relative to their benchmarks due to the style rotation supporting US large capitalization value equities for the majority of 2022. Some of PFG’s multi-asset and equity strategies that are diversified or tactical across style, market capitalization, and regions were able to balance the out-of-favor performers. In particular, PFG Fidelity Institutional AM® Equity Sector Strategy outperformed relative to its benchmark. The strategy overweighted sectors such as energy and utilities at opportune moments in 2022 and tilted into technology at the beginning of 2023. For some of PFG’s strategies with higher exposure to the Eurozone and emerging markets, the relative outperformance of ex-US developed and emerging market equities served as a counterbalance against US equities’ underperformance. Overall, PFG’s more tactical strategies took advantage of opportunities in value equities and non-US equities to offset some performance detractors.

Most of 2022 also panned out to be a challenging year for fixed income, and all major fixed income indices finished negative for the calendar year. For PFG’s fiscal year ending April 2023, losses were regained by US High Yield, US Corporate bonds, and Global Bonds. The negative performance in fixed income affected many US investors in a 60/40 equity-fixed income portfolio, ending the calendar year 2022 with double-digit losses. A diversified equity-fixed income portfolio did not provide safety against a weak equity environment. Since the negative performance in 2022 was widespread across many asset classes, PFG’s fixed income strategies were negative alongside their respective benchmarks. As a result, PFG’s multi-

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11811 NE 1st Street, Suite 201
Bellevue, WA 98005
800-735-7199 | Toll Free
866-583-8734 | Sales
425-451-7722 | Direct
425-451-7731 | Fax

asset and fixed-income strategies faced headwinds due to their exposure to fixed income. However, some of PFG’s more tactical multi-asset or fixed -income strategies re-positioned the exposures to shorter duration and cash equivalents to capture outperformance relative to equities and other fixed income sectors. Nevertheless, so far during 2023, all of PFG strategies have recovered some of their losses year to date ending April 2023.

Looking into 2023 and beyond, market performance in the first quarter ending March 2023 was generally positive, except for commodities, agriculture, and oil. Even though we experienced a year where many asset classes ended negative in 2022, what investors should keep in mind is that, on average, drawdowns can be a healthy correction of overvalued markets. Historically since 1980, markets have had a positive year following a negative year–except for 2001. Markets are difficult to time and our belief at PFG is to stay invested through painful times. Furthermore, during the last decade, the US was fighting in the opposite direction of inflation – aiming to push inflation to the 2% target from an average of 1.7% inflation year-over -year. Interest rates may be higher for longer to bring inflation back to the Fed’s target. Yet, in the first quarter of 2023, the monetary tightening environment has not negatively affected companies, labor markets, or the US consumer. We are now in a different environment than in the prior decade when money was inexpensive as interest rates were extremely low. The previous environment supported growth style equities, small and mid-capitalization equities, and economic growth. As the saying goes, what goes up must come down, and market cycles ebb and flow. With that in mind, we believe investments can also adapt suitably to a changed market regime.

Looking ahead, we remain optimistic about the resilience of the US economy and the importance of cumulative growth of investments for long-term investors. We believe the partnership and institutional caliber of our strategist research partners will continue to identify pockets of opportunity during times of volatility. PFG remains committed to our shareholders and clients by diligently managing our strategies in an ever-changing market environment to provide appropriate diversification and investments to mitigate idiosyncratic risks.

Thank you for your continued trust in the Pacific Financial Group.

Sincerely,

Judith Cheng, CFA, CAIA

Chief Investment Officer

Pacific Financial Group, LLC

April 30, 2023

Before investing you should carefully consider the investment objectives, risks, shares, and expenses of the Pacific Financial Group family of funds (referred to as PFG Strategies). This and other important information about the Funds/PFG Strategies are contained in the prospectus; to obtain a prospectus please call 1-888-451-TPFG. The prospectus should be read carefully before investing.

Mutual Funds Involve Risk Including Possible Loss of Principal. Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than the original cost. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of Fund shares.

The Pacific Financial Group family of funds (PFG Strategies) is distributed by Northern Lights Distributors, LLC member

FINRA/SIPC.

3136-NLD-06/09/2023

TPFG.com

PFG Active Core Bond Strategy

The PFG Active Core Bond Strategy provides investors with a globally diversified fixed income allocation. This PFG Strategy returned -2.43% for the one-year period ending 4/30/2023, while the Bloomberg US Aggregate Bond Index returned -0.43% for the same period. The PIMCO Income Fund (+1.92%) was the top performer over the trailing one year, while PIMCO Real Return (-4.24%) led declines. On a weighted basis, The PIMCO Income Fund was the largest contributor (+0.55%) over the trailing one year, while the PIMCO Real Return Fund was the second largest contributor (+0.28%). The PIMCO Emerging Markets Bond Fund (-0.54%), PIMCO Total Return (-0.49%), and PIMCO High Yield Fund (-0.30%) were the largest detractors from performance. On balance, we attribute the underperformance over the trailing one-year period to softness in Emerging Market Debt, High Yield, and Total Return strategies.

PFG American Funds® Conservative Income Strategy

The PFG American Funds® Conservative Income Strategy provides investors with a broadly diversified strategic allocation that seeks current income and limited price volatility, including exposure to high-quality bonds and dividend-paying equities. This PFG Strategy returned - 1.42% over the trailing one-year period ending 4/30/2023, while the Morningstar Conservative Target Risk Index returned -0.38% for the same period. The American Funds American Mutual Fund (+3.11%) was the top performer over the trailing year, followed by the American Balanced Fund (+1.28%). The American Funds Strategic Bond Fund (-2.45%) and American Funds Bond Fund of America Fund (-0.68%) led decliners. On a weighted basis, the American Funds American Mutual Fund (+0.35%) and American Funds Short -Term Bond Fund of America Fund (+0.17%) were the largest contributors to performance, while the American Funds Strategic Bond Fund (-0.21%) and American Funds Bond Fund of America Fund (-0.11%) were the largest detractors. Despite being one the smaller weightings in the Strategy, exposure to US Large Value was most beneficial to the Strategy, while tilts to Core and Strategic Bonds were net detractors.

PFG American Funds® Growth Strategy

The PFG American Funds® Growth Strategy provides investors with a broadly diversified, strategic global equity allocation that is designed to take advantage of opportunities across various market segments with active stock picking taking place in the underlying fund holdings. This PFG Strategy returned -0.50% for the one-year period ending 4/30/2023, while the Morningstar Aggressive Target Risk Index returned +1.28% for the same period. The top performer over the trailing one-year period was the American Funds Fundamental Investors Fund (+4.16%), while the American Funds Small Cap World (-1.24%) and American Funds Growth Fund of America (-0.93%) led declines. On a weighted basis, the American Funds Fundamental Investor Fund (+0.79%) and American Funds AMCAP Fund (+0.43%) were the largest contributors to performance, while the American Funds Small Cap World (-0.18%) and American Funds Growth Fund of America (-0.15%) were the largest detractors. While growth-centric equities have performed well during the first quarter of 2023, they lagged for much of 2022, including at the beginning of the PFG Strategy’s fiscal year (5/1/2022). As such, a general growth tilt over the one-year lookback period largely explains the performance variance relative to the benchmark.

PFG BNY Mellon® Diversifier Strategy

The PFG BNY Mellon Diversifier Strategy utilizes a blend of alternative asset classes alongside traditional fixed income in an effort to outperform bonds during periods of both rising and falling interest rates. The Strategy’s objective is to beat the Barclays Aggregate Bond Index. Further, the Strategy is built to address concerns around inflation and to diversify a portion of the portfolio away from traditional assets. Target weightings for the Strategy are as follows: 60% is investment grade fixed income or floating rate, 30% is diversifiers (or real return), and 10% is Natural Resources or Real Estate. As of 4/30/2023, the current weightings are 60% fixed income (in-line), real return is 35% (5% overweight), and liquid real assets are 5% (5% underweight). This PFG Strategy returned -2.13% for the one-year period ending 4/30/2023, while the Bloomberg US Aggregate Bond Index returned - 0.43% for the same period. The BNY Mellon Natural Resources Fund (+1.79%) was the top performer over the trailing one-year period ending 4/30/2023. The BNY Global Real Return Fund (-1.89%) led declines. On a weighted basis, The BNY Mellon Core Plus Fund (+0.54%) and BNY Mellon Natural Resources Fund (+0.41%) were the largest contributors to performance. The BNY Mellon Global Real Return (-0.85%) was the largest detractor from performance. We attribute the Strategy’s underperformance to general weakness in the fixed income market over the trailing one-year period.

PFG BR Equity ESG Strategy

The PFG BR Equity ESG Strategy’s tactical allocation provides investors with global exposure, emphasizing companies that exhibit positive environmental, social, and governance characteristics. This PFG Strategy returned +0.70% for the one-year period ending 04/30/2023, while the Morningstar Aggressive Target Risk Index returned +1.28% for the same period. The iShares ESG Aware MSCI EAFE ETF (+9.45%) and the iShares ESG Advanced MSCI EAFE ETF (+9.36%) were the top performers over the trailing one-year period ending 4/30/2023. The iShares ESG Aware MSCI EM ETF (-7.40%) and iShares ESG Aware MSCI USA Small-Cap ETF (-2.06%) led declines. On a weighted basis, the BlackRock US Carbon Transition Readiness ETF (+1.37%) and the iShares ESG Advanced MSCI EAFE ETF (+0.96%) were the largest contributors to performance, while the iShares ESG Aware MSCI USA ETF (-0.93%) was the largest detractor.

PFG Fidelity Institutional AM® Bond ESG Strategy

The inception for this Strategy was 10/29/2021. The PFG Fidelity Institutional AM® Bond ESG Strategy provides investors with a strategic, broadly diversified fixed income allocation with a focus on securities that emphasize environmental, social, and governance factors. This PFG Strategy returned -2.24% for the one-year period ending 4/30/2023, while the Bloomberg US Aggregate Bond Index returned -0.43% over the same period. The iShares Short Treasury Bond ETF (+2.59%) was the top performer for the one-year period ending 4/30/2023. The Fidelity Environmental Bond Fund (-1.40%) led declines. On a weighted basis, the Fidelity Short-Term Bond Fund (+0. 1%) was the largest contributor to performance, while the Fidelity Sustainability Bond Index Fund (-0.36%) and the SPDR Bloomberg High Yield Bond ETF (-0.10%) were the largest detractors. We attribute the Strategy’s underperformance to general weakness in the fixed income market over the trailing one-year period.

PFG Fidelity Institutional AM® Equity Index Strategy

The PFG Fidelity Institutional AM® Equity Index Strategy provides investors with a globally diversified, strategic equity allocation. This PFG Strategy is strategic beta exposure to broad market indexes which gets rebalanced on an annual basis. The Strategy returned +0.74% for the one-year period ending 4/30/2023, while the Morningstar Aggressive Target Risk Index returned +1.28% for the same period. The Fidelity Global ex-US Index Fund (+4.57%) and the Fidelity 500 Index Fund (+2.65%) were the top performers. The Fidelity Small Cap Index Fund ( -3.46%) and the Fidelity Mid-Cap Index Fund (-1.65%) led declines. On a weighted basis, the Fidelity Global ex-US Fund (+1.53%) and the Fidelity 500 Index Fund (+1.32%) were the largest contributors to performance.

PFG Fidelity Institutional AM® Equity Sector Strategy

The PFG Fidelity Institutional AM® Equity Sector Strategy provides investors with a tactically managed, diversified allocation that tilts exposure to sectors based on shifts in the business cycle. As of 4/30/2023, the current positioning is underweight economically sensitive sectors (i.e., Communication Services, Financials, Industrials, and Technology). Current overweights, as of that date, consist of Materials, Energy, Healthcare, and Consumer Staples. Over the last six months of the fiscal year, the Strategy has become more defensive and closer to the benchmark as the economic cycle continues into a mature phase. This PFG Strategy returned +5.95% for the one-year period ending 4/30/2023, while the Morningstar Aggressive Target Risk Index returned +1.28% for the same period. The bulk of outperformance on a trailing one-year basis as of 4/30/2023, as compared to the Strategy’s benchmark, came from positioning, specifically overweights in Energy and Utilities as well as underweights in Communication Services and Consumer Discretionary. The Fidelity MSCI Energy ETF (+16.11%), Fidelity MSCI Information Technology ETF (+10.50%), and Fidelity Advisor Health Care Z Fund (+9.97%) were the top performers for the one-year period ending 4/30/2023. The Vanguard Industrials ETF (-8.25%), the Fidelity Select Semiconductors Fund (-7.56%), and Fidelity MSCI Utilities ETF (-5.30%) led declines. On a weighted basis, the Fidelity Advisor Technology Z Fund (+2.87%) and the Fidelity Advisor Health Care Z Fund (+2.57%) were the top contributors to performance. The Fidelity Select Semiconductors Fund (-1.01%) was the largest detractor from performance. We attribute the Strategy’s outperformance, relative to its benchmark, to favorable tilts in the Healthcare, Energy, and Technology sectors.

PFG Invesco® Thematic ESG Strategy

The inception for this Strategy was 10/29/2021. The PFG Invesco® Thematic ESG Strategy provides investors with a tactically managed all-equity model that focuses on ESG investing by providing exposure to environmental themes aimed at addressing a more sustainable future. This is a concentrated Strategy and focuses on three specific environmental themes: clean technology, clean energy, and clean water. Clean energy is viewed as the most attractive theme, followed by clean water for diversification and a more defensive positioning. Due to its concentration, the Strategy is expected to have higher volatility relative to its benchmark. The PFG Strategy returned -3.29% for the one-year period ending 4/30/2023, while the Morningstar Aggressive Target Risk Index returned +1.28% for the same period. The Invesco Solar ETF (+11.77%) and the Invesco Water Resources ETF (+8.46%) were the top performers for the one-year period ending 4/30/2023. The Invesco WilderHill Clean Energy ETF (-27.59%) and Invesco MSCI Sustainable Future ETF (-14.21%) led declines. On a weighted basis, the Invesco Water Resources ETF (+1.37%) was the top contributor to performance, while the Invesco MSCI Sustainable Future ETF (-3.56%) was the largest detractor from performance. We attribute the Strategy’s underperformance, relative to its benchmark, to weakness in Clean Energy and Sustainable strategies.

PFG Janus Henderson® Balanced Strategy

The inception for this Strategy was 10/29/2021. The PFG Janus Henderson® Balanced Strategy provides investors with a tactically managed model that proactively adjusts equity and fixed income exposure between 30% to 70% of the Strategy, depending on market conditions. This PFG Strategy returned -0.20% for the one-year period ending 4/30/2023, while the Morningstar Moderate Target Risk returned +0.51% over the same period. Notable tilts as of 4/30/2023 include underweight equities and overweight high yield. The Janus Henderson Balanced Fund is the largest weighting by far at around 80% of the Strategy. The Janus Henderson Short Duration Income ETF (+2.79%) and Janus Henderson Balanced Fund (+2.47%) were the top performers for the one-year period ending 4/30/2023. The Janus Henderson Contrarian Fund (-3.08%) and the Janus Henderson High Yield Fund (-1.21%) led declines. On a weighted basis, the Janus Henderson Balanced Fund (+1.96%) was the top contributor to performance while the Janus Henderson High Yield N Fund (-0.15%) and the Janus Henderson Small Cap Growth Alpha ETF (-0.15%) were the largest detractors from performance.

PFG JP Morgan® Tactical Aggressive Strategy

The PFG JP Morgan Tactical® Aggressive Strategy provides a globally diversified allocation with the ability to dynamically adjust the equity and fixed income exposure based upon market conditions. The PFG Strategy returned +0.28% for the one-year period ending 4/30/2023, while the Morningstar Aggressive Target Risk Index returned +1.28% for the same period. The JPMorgan International Research Enhanced Equity ETF (+11.77%) and the JPMorgan BetaBuilders International Equity ETF (+9.65%) were the top performers for the one-year period ending 4/30/2023. The JPMorgan Emerging Markets Research Enhanced Equity Fund (- 5.63%) led declines. On a weighted basis, the JPMorgan International Research Enhanced Equity Fund (+1.97%) was the top contributor to performance while the JPMorgan Equity Index (-1.35%) was the largest detractor from performance.

PFG JP Morgan® Tactical Moderate Strategy

The PFG JP Morgan Tactical® Moderate Strategy provides a globally diversified allocation with the ability to dynamically adjust the equity and fixed income exposure based upon market conditions. The PFG Strategy returned -0.27% for the one-year period ending 4/30/2023, while the Morningstar Moderate Target Risk Index returned +0.51% for the same period. The JPMorgan International Research Enhanced Equity ETF (+11.77%) and the JPMorgan BetaBuilders International Equity ETF (+9.65%) were the top performers for the one-year period ending 4/30/2023. The JPMorgan Emerging Markets Research Enhanced Equity Fund (- 5.63%) led declines. On a weighted basis, the JPMorgan International Research Enhanced Equity ETF (+1.19%) was the top contributor to performance while the JPMorgan Equity Index (-0.91%) was the largest detractor from performance. The Strategy ended 2022 with a 2% underweight to equities in the 60/40 portfolio, which has since been brought up to target as of 4/30/2023. The current preference is to incorporate more defensive strategies and is cautiously positioned to reflect that view.

PFG Meeder Tactical Strategy

The PFG Meeder Tactical Strategy provides a highly tactical allocation by shifting equity and fixed income exposure during various market conditions. This PFG Strategy returned +0.39% for the one -year period ending 4/30/2023, while the Morningstar Moderate Target Risk Index returned +0.51% for the same period. The Meeder Dynamic Allocation Fund (+4.48%) and Meeder Muirfield Fund (+2.57%) were the top performers for the one-year period ending 4/30/2023. The Meeder Conservative Allocation Fund (-1.27%) and Performance Trust Strategic Bond Fund (-1.01%) led declines. On a weighted basis, the Meeder Muirfield Fund (+1.39%) and Meeder Dynamic Allocation Fund (+0.90%) were the top contributors to performance. The other holdings are at a lower weighting and their performance did not make a meaningful contribution or detraction from performance on a weighted basis. As of 4/30/2023, Meeder sees more attractive valuations in International Developed Equities as opposed to US Equities. From a sector standpoint, the Strategy has an overweight allocation to industrials, healthcare, and energy. The Strategy remains cautious on and underweight Technology and Consumer Discretionary. Overall, the positioning as of 4/30/2023 has more of a defensive tilt, as the Strategy’s longer-term model remains defensive, driven by elevated valuations on an inflation-adjusted basis as well as factoring in a rising interest rate environment.

PFG MFS® Aggressive Growth Strategy

The PFG MFS® Aggressive Growth Strategy provides a globally diversified equity allocation with a growth bias and holds diversifying allocations to real estate and commodities. The Strategy approaches portfolio management from a strategic and risk- based approach. Further, the Strategy tends to be less tactical and emphasizes broad diversification across and within asset classes Lastly, this strategic approach results in less emphasis on short-term reactions to market events. As of 4/30/2023, the PFG MFS Aggressive Growth Strategy consists of 60% US Equities across various styles and market caps; 30% is in non-US assets, comprised of International Developed and Emerging Markets; and 10% is in Specialty or Real Assets, geared towards inflation protection as well as an elevated interest rate environment. The PFG Strategy returned -0.21% for the one-year period ending 4/30/2023, while the Morningstar Aggressive Target Risk Index returned +1.28% for the same period. The MFS International Equity Fund (+11.99%), MFS International Large Cap Value (+10.93%), and MFS International Growth Fund (+10.36%) were the top performers for the one-year period ending 4/30/2023. The iShares GSCI Commodity Dynamic Roll Strategy (-16.79%) and MFS Global Real Estate (-14.70%) led declines. On a weighted basis, the MFS Research International Fund (+0.62%), the MFS International Equity Fund (+0.58%), and the MFS International Large Cap Value Fund (+0.53%) were the top contributors to performance. The iShares GSCI Commodity Dynamic Roll Strategy ETF (-0.87%) and the MFS Global Real Estate Fund (-0.74%) were the largest detractors from performance. We attribute the Strategy’s underperformance over the trailing one-year period due to a general growth tilt along with weakness in Real Estate and Commodities.

PFG Tactical Income Strategy

The PFG Tactical Income Strategy seeks a high level of income with a focus on tactical high yield strategies, investment grade credit, and dividend paying equities. This PFG Strategy returned +0.23% for the one-year period ending 4/30/2023, while the Morningstar Moderate Conservative Target Risk Index returned +0.41% for the same period. The Janus Henderson Global Life Sciences Fund (+13.18%) and Janus Henderson Responsible International Dividend Fund (+11.55%) were the top performers for the one-year period ending 4/30/2023. The Kensington Managed Income Fund (-4.56%), Janus Henderson Asia Equity Fund (-4.42%), and Janus Henderson Developed World Bond Fund (-3.34%) led declines. On a weighted basis, the Janus Henderson Responsible International Dividend Fund (+0.87%), Janus Henderson Global Life Sciences (+0.82%), and Janus Henderson Global Technology and Innovation Fund (+0.66%) were the top contributors to performance. The Janus Henderson Asia Equity Fund (-0.67%), Janus Henderson Developed World Bond (-0.26%) and Janus Henderson Small Cap Growth Alpha ETF (-0.20%) were the largest detractors from performance.

Mutual Funds Involve Risk Including Possible Loss of Principal. Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than the original cost. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of Fund shares. Before investing you should carefully consider the investment objectives, risks, shares, and expenses of the Pacific Financial Group family of funds (referred to as PFG Strategies). This and other important information about the Funds/PFG Strategies are contained in the prospectus; to obtain a prospectus please call 1-888-451-TPFG. The prospectus should be read carefully before investing. The Pacific Financial Group family of funds (PFG Strategies) is distributed by Northern Lights Distributors, LLC member FINRA/SIPC.

The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency).

The Morningstar Target Risk Index Family provides global market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The Morningstar Target Risk Index Family provides global market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The Morningstar Conservative Target Risk Total Return Index consists of 13% U.S. Equity Exposure, 9% Non-U.S. Equity Exposure, 58% U.S. Bond Exposure, 18% Non-U.S. Bond Exposure, and 2% Inflation Hedge. The Morningstar Moderate Conservative Target Risk Total Return Index consists of 26% U.S. Equity Exposure, 16% Non-U.S. Equity Exposure, 44% U.S. Bond Exposure, 13% Non-U.S. Bond Exposure, and 1% Inflation Hedge. The Morningstar Moderate Target Risk Total Return Index consists of 36% U.S. Equity Exposure, 26% Non-U.S. Equity Exposure, 29% U.S. Bond Exposure, 8% Non-U.S. Bond Exposure, and 1% Inflation Hedge. The Morningstar Moderate Aggressive Target Risk Total Return Index consists of 48% U.S. Equity Exposure, 34% Non-U.S. Equity Exposure, 14% U.S. Bond Exposure, and 4% Non-U.S. Bond Exposure. The Morningstar Aggressive Target Risk Total Return Index consists of 57% U.S. Equity Exposure, 39% Non-U.S. Equity Exposure, 3% U.S. Bond Exposure, and 1% Non-U.S. Bond Exposure.

The benchmark returns reflect the reinvestment of dividends and interest, but do not reflect the deduction of fees, expenses, transaction costs, nor taxes that actual shareholder accounts are subject to. The indexes are presented as broad-based measures of the equity and fixed income markets. Index returns have been taken from published sources. Investors cannot invest directly in an index. Investing in any security involves a risk of loss.

3149-NLD-06/09/2023

PFG Active Core Bond Strategy Fund
Portfolio Review (Unaudited)
April 30, 2023

The Fund’s performance figures* for the periods ended April 30, 2023 as compared to its benchmark:

		Annualized
	One	Three	Five	Performance
	Year	Year	Year	Since Inception**
PFG Active Core Bond Strategy Fund
Class R	(2.43)%	(2.49)%	(0.45)%	(0.81)%
Bloomberg U.S. Aggregate Bond Index***	(0.43)%	(3.15)%	1.18%	0.72%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, including acquired fund fees and expenses, were 2.61% for Class R shares per the August 29, 2022 prospectus, as amended on December 27, 2022. After fee waivers, the Fund’s total annual operating expenses are 2.55% for Class R shares. For performance information current to the most recent month-end, please call 1-888-451-TPFG.

**	Commencement of trading was on December 14, 2017.

***	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities, and asset-backed securities). Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Open End Funds - Fixed Income	99.1%
Money Market Fund	0.5%
Other Assets in Excess of Liabilities - Net	0.4%
100.0%

Please refer to the Schedule of Investments in this annual report for more information regarding the Fund’s holdings as of April 30, 2023.

PFG American Funds® Conservative Income Strategy Fund

Portfolio Review (Unaudited)

April 30, 2023

The Fund’s performance figures* for the periods ended April 30, 2023 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
PFG American Funds® Conservative Income Strategy Fund
Class R	(1.42)%	(0.12)%
Morningstar Conservative Target Risk Index (Total Return)***	(0.38)%	0.58%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, including acquired fund fees and expenses, were 2.31% for Class R shares per the August 29, 2022 prospectus, as amended on December 27, 2022. After fee waivers, the Fund’s total annual operating expenses are 2.25% for Class R shares. For performance information current to the most recent month-end, please call 1-888-451-TPFG.

**	Commencement of trading was on May 2, 2020.

***	The Morningstar Conservative Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index invests in 20% global equity exposure and 80% global bond exposure. Investors cannot invest directly in an index.

The PFG American Funds® Conservative Income Strategy Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the PFG American Funds® Conservative Income Strategy Fund or any member of the public regarding the advisability of investing in equities and bonds generally or in the the PFG American Funds® Conservative Income Strategy Fund in particular or the ability of The Morningstar Conservative Target Risk Index (Total Return) to track general equities and bonds market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR CONSERVATIVE TARGET RISK INDEX (TOTAL RETURN) OR ANY DATA INCLUDED THERIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THERIN.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Open End Funds - Fixed Income	74.5%
Open End Funds - Mixed Allocation	15.1%
Open End Funds - Equity	10.1%
Money Market Fund	0.2%
Other Assets in Excess of Liabilities - Net	0.1%
100.0%

Please refer to the Schedule of Investments in this annual report for more information regarding the Fund’s holdings as of April 30, 2023.

PFG American Funds® Growth Strategy Fund
Portfolio Review (Unaudited)
April 30, 2023

The Fund’s performance figures* for the periods ended April 30, 2023 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
PFG American Funds® Growth Strategy Fund
Class R	(0.50)%	7.23%
Morningstar Aggressive Target Risk Index (Total Return)***	1.28%	12.58%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, including acquired fund fees and expenses, were 2.43% for Class R shares per the August 29, 2022 prospectus, as amended on December 27, 2022. After fee waivers, the Fund’s total annual operating expenses are 2.37% for Class R shares. For performance information current to the most recent month-end, please call 1-888-451-TPFG.

**	Commencement of trading was on May 2, 2020.

***	The Morningstar Aggressive Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index invests in 95% global equity exposure and 5% global bond exposure. Investors cannot invest directly in an index.

The PFG American Funds® Growth Strategy Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the PFG American Funds® Growth Strategy Fund or any member of the public regarding the advisability of investing in equities and bonds generally or in the PFG American Funds® Growth Strategy Fund in particular or the ability of The Morningstar Aggressive Target Risk Index (Total Return) to track general equities and bonds market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR AGGRESSIVE TARGET RISK INDEX (TOTAL RETURN) OR ANY DATA INCLUDED THERIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THERIN.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Open End Funds - Equity	100.0%
Money Market Fund	0.2%
Liabilities in Excess of Other Assets - Net	(0.2)%
100.0%

Please refer to the Schedule of Investments in this annual report for more information regarding the Fund’s holdings as of April 30, 2023.

PFG BNY Mellon Diversifier Strategy Fund
Portfolio Review (Unaudited)
April 30, 2023

The Fund’s performance figures* for the periods ended April 30, 2023 as compared to its benchmark:

		Annualized
	One	Three	Five	Performance
	Year	Year	Year	Since Inception**
PFG BNY Mellon Diversifier Strategy Fund
Class R	(2.13)%	1.88%	1.53%	0.89%
Bloomberg U.S. Aggregate Bond Index***	(0.43)%	(3.15)%	1.18%	0.72%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, including acquired fund fees and expenses, were 2.79% for Class R shares per the August 29, 2022 prospectus, as amended on December 27, 2022. After fee waivers, the Fund’s total annual operating expenses are 2.73% for Class R shares. For performance information current to the most recent month-end, please call 1-888-451-TPFG.

**	Commencement of trading was on December 14, 2017.

***	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities, and asset-backed securities). Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Open End Funds - Fixed Income	59.6%
Open End Funds - Alternative	35.0%
Open End Funds - Equity	5.1%
Money Market Fund	0.4%
Liabilities in Excess of Other Assets - Net	(0.1)%
100.0%

Please refer to the Schedule of Investments in this annual report for more information regarding the Fund’s holdings as of April 30, 2023.

PFG BR Equity ESG Strategy Fund
Portfolio Review (Unaudited)
April 30, 2023

The Fund’s performance figures* for the periods ended April 30, 2023 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
PFG BR Equity ESG Strategy Fund
Class R	0.70%	9.10%
Morningstar Aggressive Target Risk Index (Total Return)***	1.28%	12.58%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, including acquired fund fees and expenses, were 2.22% for Class R shares per the August 29, 2022 prospectus, as amended on December 27, 2022. After fee waivers, the Fund’s total annual operating expenses are 2.16% for Class R shares. For performance information current to the most recent month-end, please call 1-888-451-TPFG.

**	Commencement of trading was on May 2, 2020.

***	The Morningstar Aggressive Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index invests in 95% global equity exposure and 5% global bond exposure. Investors cannot invest directly in an index.

The PFG BR Equity ESG Strategy Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the PFG BR Equity ESG Strategy Fund or any member of the public regarding the advisability of investing in equities and bonds generally or in the PFG BR Equity ESG Strategy Fund in particular or the ability of The Morningstar Aggressive Target Risk Index (Total Return) to track general equities and bonds market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR AGGRESSIVE TARGET RISK INDEX (TOTAL RETURN) OR ANY DATA INCLUDED THERIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THERIN.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds - Equity	100.0%
Money Market Fund	0.4%
Liabilities in Excess of Other Assets - Net	(0.4)%
100.0%

Please refer to the Schedule of Investments in this annual report for more information regarding the Fund’s holdings as of April 30, 2023.

PFG Fidelity Institutional AM® Bond ESG Strategy Fund
Portfolio Review (Unaudited)
April 30, 2023

The Fund’s performance figures* for the periods ended April 30, 2023 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
PFG Fidelity Institutional AM® Bond ESG Strategy Fund
Class R	(2.24)%	(8.17)%
Bloomberg U.S. Aggregate Bond Index***	(0.43)%	(6.68)%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, including acquired fund fees and expenses, were 2.24% for Class R shares per the August 29, 2022 prospectus, as amended on December 27, 2022. After fee waivers, the Fund’s total annual operating expenses are 2.18% for Class R shares. For performance information current to the most recent month-end, please call 1-888-451-TPFG.

**	Commencement of trading was on October 29, 2021.

***	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities, and asset-backed securities). Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Open End Funds - Fixed Income	85.7%
Exchange-Traded Funds - Fixed Income	13.8%
Money Market Fund	1.0%
Liabilities in Excess of Other Assets - Net	(0.5)%
100.0%

Please refer to the Schedule of Investments in this annual report for more information regarding the Fund’s holdings as of April 30, 2023.

PFG Fidelity Institutional AM® Equity Index Strategy Fund
Portfolio Review (Unaudited)
April 30, 2023

The Fund’s performance figures* for the periods ended April 30, 2023 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
PFG Fidelity Institutional AM® Equity Index Strategy Fund
Class R	0.74%	10.94%
Morningstar Aggressive Target Risk Index (Total Return)***	1.28%	12.58%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, including acquired fund fees and expenses, were 2.08% for Class R shares per the August 29, 2022 prospectus, as amended on December 27, 2022. After fee waivers, the Fund’s total annual operating expenses are 2.02% for Class R shares. For performance information current to the most recent month-end, please call 1-888-451-TPFG.

**	Commencement of trading was on May 2, 2020.

***	The Morningstar Aggressive Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index invests in 95% global equity exposure and 5% global bond exposure. Investors cannot invest directly in an index.

The PFG Fidelity Institutional AM® Equity Index Strategy Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the PFG Fidelity Institutional AM® Equity Index Strategy Fund or any member of the public regarding the advisability of investing in equities and bonds generally or in the PFG Fidelity Institutional AM® Equity Index Strategy Fund in particular or the ability of The Morningstar Aggressive Target Risk Index (Total Return) to track general equities and bonds market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR AGGRESSIVE TARGET RISK INDEX (TOTAL RETURN) OR ANY DATA INCLUDED THERIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THERIN.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Open End Funds - Equity	99.7%
Money Market Fund	0.5%
Liabilities in Excess of Other Assets - Net	(0.2)%
100.0%

Please refer to the Schedule of Investments in this annual report for more information regarding the Fund’s holdings as of April 30, 2023.

PFG Fidelity Institutional AM® Equity Sector Strategy Fund
Portfolio Review (Unaudited)
April 30, 2023

The Fund’s performance figures* for the periods ended April 30, 2023 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
PFG Fidelity Institutional AM® Equity Sector Strategy Fund
Class R	5.95%	13.90%
Morningstar Aggressive Target Risk Index (Total Return)***	1.28%	12.58%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, including acquired fund fees and expenses, were 2.48% for Class R shares per the August 29, 2022 prospectus, as amended on December 27, 2022. After fee waivers, the Fund’s total annual operating expenses are 2.42% for Class R shares. For performance information current to the most recent month-end, please call 1-888-451-TPFG.

**	Commencement of trading was on May 2, 2020.

***	The Morningstar Aggressive Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index invests in 95% global equity exposure and 5% global bond exposure. Investors cannot invest directly in an index.

The PFG Fidelity Institutional AM® Equity Sector Strategy Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the PFG Fidelity Institutional AM® Equity Sector Strategy Fund or any member of the public regarding the advisability of investing in equities and bonds generally or in the PFG Fidelity Institutional AM® Equity Sector Strategy Fund in particular or the ability of The Morningstar Aggressive Target Risk Index (Total Return) to track general equities and bonds market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR AGGRESSIVE TARGET RISK INDEX (TOTAL RETURN) OR ANY DATA INCLUDED THERIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THERIN.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds - Equity	56.1%
Open End Funds - Equity	43.7%
Money Market Fund	0.9%
Liabilities in Excess of Other Assets - Net	(0.7)%
100.0%

Please refer to the Schedule of Investments in this annual report for more information regarding the Fund’s holdings as of April 30, 2023.

PFG Invesco® Thematic ESG Strategy Fund
Portfolio Review (Unaudited)
April 30, 2023

The Fund’s performance figures* for the periods ended April 30, 2023 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
PFG Invesco® Thematic ESG Strategy Fund
Class R	(3.29)%	(18.37)%
Morningstar Aggressive Target Risk Index (Total Return)***	1.28%	(6.32)%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, including acquired fund fees and expenses, were 2.69% for Class R shares per the August 29, 2022 prospectus, as amended on December 27, 2022. After fee waivers, the Fund’s total annual operating expenses are 2.63% for Class R shares. For performance information current to the most recent month-end, please call 1-888-451-TPFG.

**	Commencement of trading was on October 29, 2021.

***	The Morningstar Aggressive Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index invests in 95% global equity exposure and 5% global bond exposure. Investors cannot invest directly in an index.

The PFG Invesco® Thematic ESG Strategy Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the PFG Invesco® Thematic ESG Strategy Fund or any member of the public regarding the advisability of investing in equities and bonds generally or in the PFG Invesco® Thematic ESG Strategy Fund in particular or the ability of The Morningstar Aggressive Target Risk Index (Total Return) to track general equities and bonds market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR AGGRESSIVE TARGET RISK INDEX (TOTAL RETURN) OR ANY DATA INCLUDED THERIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THERIN.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds - Equity	99.8%
Money Market Fund	0.5%
Liabilities in Excess of Other Assets - Net	(0.3)%
100.0%

Please refer to the Schedule of Investments in this annual report for more information regarding the Fund’s holdings as of April 30, 2023.

PFG Janus Henderson® Balanced Strategy Fund
Portfolio Review (Unaudited)
April 30, 2023

The Fund’s performance figures* for the periods ended April 30, 2023 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
PFG Janus Henderson® Balanced Strategy Fund
Class R	(0.20)%	(8.54)%
Morningstar Moderate Target Risk Index (Total Return)***	0.51%	(6.38)%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, including acquired fund fees and expenses, were 2.60% for Class R shares per the August 29, 2022 prospectus, as amended on December 27, 2022. After fee waivers, the Fund’s total annual operating expenses are 2.54% for Class R shares. For performance information current to the most recent month-end, please call 1-888-451-TPFG.

**	Commencement of trading was on October 29, 2021.

***	The Morningstar Moderate Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index invests in 60% global equity exposure and 40% global bond exposure. Investors cannot invest directly in an index.

The PFG Janus Henderson® Balanced Strategy Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the PFG Janus Henderson® Balanced Strategy Fund or any member of the public regarding the advisability of investing in equities and bonds generally or in the PFG Janus Henderson® Balanced Strategy Fund in particular or the ability of The Morningstar Moderate Target Risk Index (Total Return) to track general equities and bonds market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR MODERATE TARGET RISK INDEX (TOTAL RETURN) OR ANY DATA INCLUDED THERIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THERIN.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Open End Funds - Mixed Allocation	80.0%
Exchange Traded Funds - Fixed Income	11.0%
Open End Funds - Equity	5.2%
Open End Funds - Fixed Income	2.2%
Exchange Traded Funds - Equity	1.5%
Money Market Fund	0.3%
Liabilities in Excess of Other Assets - Net	(0.2)%
100.0%

Please refer to the Schedule of Investments in this annual report for more information regarding the Fund’s holdings as of April 30, 2023.

PFG JP Morgan Tactical® Aggressive Strategy Fund
Portfolio Review (Unaudited)
April 30, 2023

The Fund’s performance figures* for the periods ended April 30, 2023 as compared to its benchmark:

		Annualized
	One	Three	Five	Performance
	Year	Year	Year	Since Inception**
PFG JP Morgan Tactical® Aggressive Strategy Fund
Class R	0.28%	11.60%	5.21%	4.77%
Morningstar Aggressive Target Risk Index (Total Return)***	1.28%	11.73%	6.60%	6.38%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, including acquired fund fees and expenses, were 2.40% for Class R shares per the August 29, 2022 prospectus, as amended on December 27, 2022. After fee waivers, the Fund’s total annual operating expenses are 2.34% for Class R shares. For performance information current to the most recent month-end, please call 1-888-451-TPFG.

**	Commencement of trading was on December 14, 2017.

***	The Morningstar Aggressive Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index invests in 95% global equity exposure and 5% global bond exposure. Investors cannot invest directly in an index.

The PFG JP Morgan Tactical® Aggressive Strategy Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the PFG JP Morgan Tactical® Aggressive Strategy Fund or any member of the public regarding the advisability of investing in equities and bonds generally or in the PFG JP Morgan Tactical® Aggressive Strategy Fund in particular or the ability of The Morningstar Aggressive Target Risk Index (Total Return) to track general equities and bonds market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR AGGRESSIVE TARGET RISK INDEX (TOTAL RETURN) OR ANY DATA INCLUDED THERIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THERIN.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Open End Funds - Equity	54.6%
Exchange Traded Funds - Equity	38.7%
Open End Funds - Alternative	4.9%
Exchange Traded Funds - Fixed Income	1.5%
Money Market Fund	0.3%
Other Assets in Excess of Liabilities - Net	0.0%
100.0%

Please refer to the Schedule of Investments in this annual report for more information regarding the Fund’s holdings as of April 30, 2023.

PFG JP Morgan® Tactical Moderate Strategy Fund
Portfolio Review (Unaudited)
April 30, 2023

The Fund’s performance figures* for the periods ended April 30, 2023 as compared to its benchmark:

		Annualized
x	One	Three	Five	Performance
	Year	Year	Year	Since Inception**
PFG JP Morgan® Tactical Moderate Strategy Fund
Class R	(0.27)%	6.32%	2.81%	2.34%
Morningstar Moderately Aggressive Target Risk Index (Total Return)***	0.91%	9.31%	5.93%	5.41%
Morningstar Moderate Target Risk Index (Total Return)****	0.51%	6.33%	4.97%	4.55%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, including acquired fund fees and expenses, were 2.43% for Class R shares per the August 29, 2022 prospectus, as amended on December 27, 2022. After fee waivers, the Fund’s total annual operating expenses are 2.37% for Class R shares. For performance information current to the most recent month-end, please call 1-888-451-TPFG.

**	Commencement of operations and trading was March 15, 2018.

***	The Morningstar Moderately Aggressive Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index invests in 80% global equity exposure and 20% global bond exposure. Investors cannot invest directly in an index.

****	The Morningstar Moderate Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index invests in 60% global equity exposure and 40% global bond exposure. Investors cannot invest directly in an index.

The PFG JP Morgan® Tactical Moderate Strategy Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the PFG JP Morgan® Tactical Moderate Strategy Fund or any member of the public regarding the advisability of investing in equities and bonds generally or in the PFG JP Morgan® Tactical Moderate Strategy Fund in particular or the ability of The Morningstar Moderately Aggressive Target Risk Index (Total Return) and Morningstar Moderate Target Risk Index (Total Return) to track general equities and bonds market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR MODERATELY AGGRESSIVE TARGET RISK INDEX (TOTAL RETURN) AND MORNINGSTAR MODERATE TARGET RISK INDEX (TOTAL RETURN) OR ANY DATA INCLUDED THERIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THERIN.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Open End Funds - Equity	32.5%
Exchange Traded Funds - Equity	23.4%
Exchange Traded Funds - Fixed Income	19.8%
Open End Funds - Fixed Income	19.8%
Open End Funds - Alternative	4.2%
Money Market Fund	0.5%
Liabilities in Excess of Other Assets - Net	(0.2)%
100.0%

Please refer to the Schedule of Investments in this annual report for more information regarding the Fund’s holdings as of April 30, 2023.

PFG Meeder Tactical Strategy Fund

Portfolio Review (Unaudited)

April 30, 2023

The Fund’s performance figures* for the periods ended April 30, 2023 as compared to its benchmark:

		Annualized
x	One	Three	Five	Performance
	Year	Year	Year	Since Inception**
PFG Meeder Tactical Strategy Fund
Class R	0.39%	5.37%	1.96%	1.52%
Morningstar Moderate Target Risk Index (Total Return)***	0.51%	6.33%	4.97%	4.64%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, including acquired fund fees and expenses, were 3.03% for Class R shares per the August 29, 2022 prospectus, as amended on December 27, 2022. After fee waivers, the Fund’s total annual operating expenses are 2.97% for Class R shares. For performance information current to the most recent month-end, please call 1-888-451-TPFG.

**	Commencement of trading was on December 14, 2017.

***	The Morningstar Moderate Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index invests in 60% global equity exposure and 40% global bond exposure. Investors cannot invest directly in an index.

The PFG Meeder Tactical Strategy Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the PFG Meeder Tactical Strategy Fund or any member of the public regarding the advisability of investing in equities and bonds generally or in the PFG Meeder Tactical Strategy Fund in particular or the ability of The Morningstar Moderate Target Risk Index (Total Return) to track general equities and bonds market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR MODERATE TARGET RISK INDEX (TOTAL RETURN) OR ANY DATA INCLUDED THERIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THERIN.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Open End Funds - Equity	76.0%
Open End Funds - Mixed Allocation	10.7%
Open End Funds - Alternative	9.9%
Open End Funds - Fixed Income	2.7%
Money Market Fund	0.4%
Other Assets in Excess of Liabilities - Net	0.3%
100.0%

Please refer to the Schedule of Investments in this annual report for more information regarding the Fund’s holdings as of April 30, 2023.

PFG MFS® Aggressive Growth Strategy Fund
Portfolio Review (Unaudited)
April 30, 2023

The Fund’s performance figures* for the periods ended April 30, 2023 as compared to its benchmark:

		Annualized
x	One	Three	Five	Performance
	Year	Year	Year	Since Inception**
PFG MFS® Aggressive Growth Strategy Fund
Class R	(0.21)%	9.94%	5.79%	5.47%
Morningstar Aggressive Target Risk Index (Total Return)***	1.28%	11.73%	6.60%	6.38%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, including acquired fund fees and expenses, were 2.63% for Class R shares per the August 29, 2022 prospectus, as amended on December 27, 2022. After fee waivers, the Fund’s total annual operating expenses are 2.57% for Class R shares. For performance information current to the most recent month-end, please call 1-888-451-TPFG.

**	Commencement of trading was on December 14, 2017.

***	The Morningstar Aggressive Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index invests in 95% global equity exposure and 5% global bond exposure. Investors cannot invest directly in an index.

The PFG MFS® Aggressive Growth Strategy Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the PFG MFS® Aggressive Growth Strategy Fund or any member of the public regarding the advisability of investing in equities and bonds generally or in the PFG MFS® Aggressive Growth Strategy Fund in particular or the ability of The Morningstar Aggressive Target Risk Index (Total Return) to track general equities and bonds market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR AGGRESSIVE TARGET RISK INDEX (TOTAL RETURN) OR ANY DATA INCLUDED THERIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THERIN.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Open End Funds - Equity	85.2%
Exchange Traded Funds - Equity	9.7%
Exchange Traded Funds - Commodity	4.8%
Money Market Fund	0.4%
Liabilities in Excess of Other Assets - Net	(0.1)%
100.0%

Please refer to the Schedule of Investments in this annual report for more information regarding the Fund’s holdings as of April 30, 2023.

PFG Tactical Income Strategy Fund
Portfolio Review (Unaudited)
April 30, 2023

The Fund’s performance figures* for the periods ended April 30, 2023 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
PFG Tactical Income Strategy Fund
Class R	0.23%	2.48%
Morningstar Moderately Conservative Target Risk Index (Total Return)***	0.41%	3.86%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, including acquired fund fees and expenses, were 2.86% for Class R shares per the August 29, 2022 prospectus, as amended on December 27, 2022. After fee waivers, the Fund’s total annual operating expenses are 2.80% for Class R shares. For performance information current to the most recent month-end, please call 1-888-451-TPFG.

**	Commencement of trading was on May 2, 2020.

***	The Morningstar Moderately Conservative Target Risk Index (Total Return) is an index designed to meet the benchmarking needs of target risk investors by offering an objective yardstick for performance comparison. The index invests in 40% global equity exposure and 60% global bond exposure. Investors cannot invest directly in an index.

The PFG Tactical Income Strategy Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the PFG Tactical Income Strategy Fund or any member of the public regarding the advisability of investing in equities and bonds generally or in the PFG Tactical Income Strategy Fund in particular or the ability of The Morningstar Moderately Conservative Target Risk Index (Total Return) to track general equities and bonds market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR MODERATELY CONSERVATIVE TARGET RISK INDEX (TOTAL RETURN) OR ANY DATA INCLUDED THERIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THERIN.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Open End Funds - Fixed Income	56.0%
Open End Funds - Equity	29.3%
Exchange Traded Funds - Fixed Income	6.6%
Open End Funds - Mixed Allocation	7.7%
Money Market Fund	0.6%
Liabilities in Excess of Other Assets - Net	(0.2)%
100.0%

Please refer to the Schedule of Investments in this annual report for more information regarding the Fund’s holdings as of April 30, 2023.

PFG ACTIVE CORE BOND STRATEGY FUND
SCHEDULE OF INVESTMENTS
April 30, 2023

Shares		Fair Value
	OPEN END FUNDS — 99.1%
	FIXED INCOME - 99.1%
3,286,031	PIMCO Income Fund, Institutional Class	$34,339,021
602,135	PIMCO International Bond Fund U.S. Dollar-Hedged, Institutional Class	5,726,306
769,764	PIMCO Investment Grade Credit Bond Fund, Institutional Class	6,866,292
1,812,691	PIMCO Mortgage Opportunities and Bond Fund, Institutional Class	17,075,550
552,459	PIMCO Real Return Fund, Institutional Class	5,646,131
5,154,272	PIMCO Total Return Fund, Institutional Class	44,635,999
	TOTAL OPEN END FUNDS (Cost $125,297,504)	114,289,299

	SHORT-TERM INVESTMENT — 0.5%
	MONEY MARKET FUND - 0.5%
615,837	BlackRock Liquidity FedFund, Institutional Class, 4.75% (Cost $615,837)(a)	615,837

	TOTAL INVESTMENTS - 99.6% (Cost $125,913,341)	$114,905,136
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%	422,375
	NET ASSETS - 100.0%	$115,327,511

(a)	Rate disclosed is the seven day effective yield as of April 30, 2023.

See accompanying notes to financial statements.

PFG AMERICAN FUNDS® CONSERVATIVE INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS
April 30, 2023

Shares		Fair Value
	OPEN END FUNDS — 99.7%
	EQUITY - 10.1%
396,698	American Mutual Fund, Class R-6	$19,656,403

	FIXED INCOME - 74.5%
3,314,833	American Funds - Bond Fund of America (The), Class R-6	38,551,510
1,070,803	American Funds Multi-Sector Income Fund, Class R-6	9,744,311
1,995,428	American Funds Strategic Bond Fund, Class R-6	19,375,606
3,809,323	American Intermediate Bond Fund of America, Class R-6	48,226,031
3,060,656	American Short Term Bond Fund of America, Class R-6	29,168,049
		145,065,507
	MIXED ALLOCATION - 15.1%
326,807	American Balanced Fund, Class R-6	9,761,731
854,664	The Income Fund of America, Class R-6	19,665,818
		29,427,549

	TOTAL OPEN END FUNDS (Cost $207,766,568)	194,149,459

	SHORT-TERM INVESTMENT — 0.2%
	MONEY MARKET FUND - 0.2%
412,559	BlackRock Liquidity FedFund, Institutional Class, 4.75% (Cost $412,559)(a)	412,559

	TOTAL INVESTMENTS - 99.9% (Cost $208,179,127)	$194,562,018
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%	193,513
	NET ASSETS - 100.0%	$194,755,531

(a)	Rate disclosed is the seven day effective yield as of April 30, 2023.

See accompanying notes to financial statements.

PFG AMERICAN FUNDS® GROWTH STRATEGY FUND
SCHEDULE OF INVESTMENTS
April 30, 2023

Shares		Fair Value
	OPEN END FUNDS — 100.0%
	EQUITY - 100.0%
3,327,776	AMCAP Fund, Class R-6	$113,976,319
2,581,190	American - The Growth Fund of America, Class R-6	143,256,062
1,181,150	American Funds - New Economy Fund (The), Class R-6	57,191,268
1,774,258	American Funds Fundamental Investors, Class R-6	114,954,196
1,085,095	American New Perspective Fund, Class R-6	57,271,323
1,377,088	Smallcap World Fund, Inc., Class R-6	85,944,082
	TOTAL OPEN END FUNDS (Cost $650,869,136)	572,593,250

	SHORT-TERM INVESTMENT — 0.2%
	MONEY MARKET FUND - 0.2%
1,306,084	BlackRock Liquidity FedFund, Institutional Class, 4.75% (Cost $1,306,084)(a)	1,306,084

	TOTAL INVESTMENTS - 100.2% (Cost $652,175,220)	$573,899,334
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(1,230,535)
	NET ASSETS - 100.0%	$572,668,799

(a)	Rate disclosed is the seven day effective yield as of April 30, 2023.

See accompanying notes to financial statements.

PFG BNY MELLON DIVERSIFIER STRATEGY FUND
SCHEDULE OF INVESTMENTS
April 30, 2023

Shares		Fair Value
	OPEN END FUNDS — 99.7%
	ALTERNATIVE - 35.0%
3,662,265	BNY Mellon Global Real Return, Class I	$53,615,557

	EQUITY - 5.1%
154,510	BNY Mellon Natural Resources Fund, Class I	7,791,931

	FIXED INCOME - 59.6%
9,840,962	BNY Mellon Core Plus Fund, Class I(a)	91,225,721

	TOTAL OPEN END FUNDS (Cost $165,289,747)	152,633,209

	SHORT-TERM INVESTMENT — 0.4%
	MONEY MARKET FUND - 0.4%
526,142	BlackRock Liquidity FedFund, Institutional Class, 4.75% (Cost $526,142)(b)	526,142

	TOTAL INVESTMENTS - 100.1% (Cost $165,815,889)	$153,159,351
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(116,198)
	NET ASSETS - 100.0%	$153,043,153

(a)	Affiliated Company – PFG BNY Mellon Diversifier Strategy Fund holds in excess of 5% of outstanding voting securities of this security.

(b)	Rate disclosed is the seven day effective yield as of April 30, 2023.

See accompanying notes to financial statements.

PFG BR EQUITY ESG STRATEGY FUND
SCHEDULE OF INVESTMENTS
April 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 100.0%
	EQUITY - 100.0%
518,103	Blackrock US Carbon Transition Readiness ETF	$23,703,212
202,204	iShares ESG Advanced MSCI EAFE ETF	12,342,532
636,866	iShares ESG Advanced MSCI USA ETF	21,226,744
122,250	iShares ESG Aware MSCI USA ETF	11,189,543
315,425	iShares ESG Aware MSCI USA Small-Cap ETF	10,566,738
298,340	iShares Inc iShares ESG Aware MSCI EM ETF	9,281,357
254,672	iShares Trust - iShares MSCI KLD 400 Social ETF	19,953,551
183,114	iShares Trust iShares ESG Aware MSCI EAFE ETF	13,511,982
	TOTAL EXCHANGE-TRADED FUNDS (Cost $124,865,111)	121,775,659

	SHORT-TERM INVESTMENT — 0.4%
	MONEY MARKET FUND - 0.4%
502,959	BlackRock Liquidity FedFund, Institutional Class, 4.75% (Cost $502,959)(a)	502,959

	TOTAL INVESTMENTS - 100.4% (Cost $125,368,070)	$122,278,618
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%	(475,761)
	NET ASSETS - 100.0%	$121,802,857

EAFE	- Europe, Australasia and Far East

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

(a)	Rate disclosed is the seven day effective yield as of April 30, 2023.

See accompanying notes to financial statements.

PFG FIDELITY INSTITUTIONAL AM® BOND ESG STRATEGY FUND
SCHEDULE OF INVESTMENTS
April 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 13.8%
	FIXED INCOME - 13.8%
53,624	Fidelity Total Bond ETF	$2,474,748
3,643	iShares Short Treasury Bond ETF	402,369
	TOTAL EXCHANGE-TRADED FUNDS (Cost $2,884,620)	2,877,117

	OPEN END FUNDS — 85.7%
	FIXED INCOME - 85.7%
114,005	Calvert Bond Fund, Class I	1,659,909
95,617	Fidelity Environmental Bond Fund	818,480
1,633,471	Fidelity Sustainability Bond Index Fund, Institutional Class	15,305,626
	TOTAL OPEN END FUNDS (Cost $17,637,403)	17,784,015

	SHORT-TERM INVESTMENT — 1.0%
	MONEY MARKET FUND - 1.0%
202,416	BlackRock Liquidity FedFund, Institutional Class, 4.75% (Cost $202,416)(a)	202,416

	TOTAL INVESTMENTS - 100.5% (Cost $20,724,439)	$20,863,548
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.5)%	(102,876)
	NET ASSETS - 100.0%	$20,760,672

ETF	- Exchange-Traded Fund

(a)	Rate disclosed is the seven day effective yield as of April 30, 2023.

See accompanying notes to financial statements.

PFG FIDELITY INSTITUTIONAL AM® EQUITY INDEX STRATEGY FUND
SCHEDULE OF INVESTMENTS
April 30, 2023

Shares		Fair Value
	OPEN END FUNDS — 99.7%
	EQUITY - 99.7%
948,326	Fidelity 500 Index Fund, Institutional Premium Class	$137,298,659
5,389,976	Fidelity Global ex US Index Fund, Institutional Premium Class	73,734,878
553,420	Fidelity Mid Cap Index Fund, Institutional Premium Class	14,848,262
900,538	Fidelity Small Cap Index Fund, Institutional Premium Class	19,730,784
	TOTAL OPEN END FUNDS (Cost $221,557,143)	245,612,583

	SHORT-TERM INVESTMENT — 0.5%
	MONEY MARKET FUND - 0.5%
1,336,076	BlackRock Liquidity FedFund, Institutional Class, 4.75% (Cost $1,336,076)(a)	1,336,076

	TOTAL INVESTMENTS - 100.2% (Cost $222,893,219)	$246,948,659
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(608,738)
	NET ASSETS - 100.0%	$246,339,921

(a)	Rate disclosed is the seven day effective yield as of April 30, 2023.

See accompanying notes to financial statements.

PFG FIDELITY INSTITUTIONAL AM® EQUITY SECTOR STRATEGY FUND
SCHEDULE OF INVESTMENTS
April 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 56.1%
	EQUITY - 56.1%
397,536	Fidelity MSCI Consumer Discretionary Index ETF	$25,788,160
674,705	Fidelity MSCI Consumer Staples Index ETF	31,542,459
1,448,166	Fidelity MSCI Energy Index ETF	33,249,892
462,324	Fidelity MSCI Financials Index ETF	21,308,513
1,210,329	Fidelity MSCI Materials Index ETF(a)	54,658,458
	TOTAL EXCHANGE-TRADED FUNDS (Cost $162,545,442)	166,547,482

	OPEN END FUNDS — 43.7%
	EQUITY - 43.7%
1,065,234	Fidelity Advisor Health Care Fund, Class Z(b)	71,115,053
689,212	Fidelity Advisor Technology Fund, Class Z	58,851,809
	TOTAL OPEN END FUNDS (Cost $121,780,020)	129,966,862

	SHORT-TERM INVESTMENT — 0.9%
	MONEY MARKET FUND - 0.9%
2,667,956	BlackRock Liquidity FedFund, Institutional Class, 4.75% (Cost $2,667,956)(c)	2,667,956

	TOTAL INVESTMENTS - 100.7% (Cost $286,993,418)	$299,182,300
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.7)%	(1,978,997)
	NET ASSETS - 100.0%	$297,203,303

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

(a)	Affiliated Company – PFG Fidelity Institutional AM® Equity Sector Strategy Fund holds in excess of 5% of outstanding voting securities of this security.

(b)	Non-income producing security.

(c)	Rate disclosed is the seven day effective yield as of April 30, 2023.

See accompanying notes to financial statements.

PFG INVESCO® THEMATIC ESG STRATEGY FUND
SCHEDULE OF INVESTMENTS
April 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 99.8%
	EQUITY - 99.8%
82,820	Invesco Global Clean Energy ETF	$1,540,518
196,410	Invesco Global Water ETF	6,903,812
169,270	Invesco MSCI Sustainable Future ETF	7,884,596
124,875	Invesco S&P Global Water Index ETF	6,205,039
21,605	Invesco Solar ETF(a)	1,555,344
110,788	Invesco Water Resources ETF	5,825,233
44,593	Invesco WilderHill Clean Energy ETF	1,579,930
	TOTAL EXCHANGE-TRADED FUNDS (Cost $36,880,711)	31,494,472

	SHORT-TERM INVESTMENT — 0.5%
	MONEY MARKET FUND - 0.5%
143,815	BlackRock Liquidity FedFund, Institutional Class, 4.75% (Cost $143,815)(b)	143,815

	TOTAL INVESTMENTS - 100.3% (Cost $37,024,526)	$31,638,287
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(81,520)
	NET ASSETS - 100.0%	$31,556,767

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of April 30, 2023.

See accompanying notes to financial statements.

PFG JANUS HENDERSON® BALANCED STRATEGY FUND
SCHEDULE OF INVESTMENTS
April 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 12.5%
	EQUITY - 1.5%
71,536	Janus Henderson Small/Mid Cap Growth Alpha ETF	$3,998,147

	FIXED INCOME - 11.0%
613,973	Janus Henderson Short Duration Income ETF	29,397,027

	TOTAL EXCHANGE-TRADED FUNDS (Cost $33,481,710)	33,395,174

	OPEN END FUNDS — 87.4%
	EQUITY - 5.2%
558,001	Janus Henderson Contrarian Fund, Class N	13,938,874

	FIXED INCOME - 2.2%
822,691	Janus Henderson High-Yield Fund, Class N	5,824,651

	MIXED ALLOCATION - 80.0%
5,385,522	Janus Henderson Balanced Fund, Class N	214,613,047

	TOTAL OPEN END FUNDS (Cost $266,626,724)	234,376,572

	SHORT-TERM INVESTMENT — 0.3%
	MONEY MARKET FUND - 0.3%
701,639	BlackRock Liquidity FedFund, Institutional Class, 4.75% (Cost $701,639)(a)	701,639

	TOTAL INVESTMENTS - 100.2% (Cost $300,810,073)	$268,473,385
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(400,093)
	NET ASSETS - 100.0%	$268,073,292

ETF	- Exchange-Traded Fund

(a)	Rate disclosed is the seven day effective yield as of April 30, 2023.

See accompanying notes to financial statements.

PFG JP MORGAN® TACTICAL AGGRESSIVE STRATEGY FUND
SCHEDULE OF INVESTMENTS
April 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 40.2%
	EQUITY - 38.7%
169,920	JPMorgan BetaBuilders International Equity ETF	$9,406,771
118,805	JPMorgan BetaBuilders US Equity ETF	8,850,973
383,632	JPMorgan Diversified Return International Equity ETF	20,612,547
137,473	JPMorgan Equity Premium Income ETF	7,616,004
570,863	JPMorgan International Research Enhanced Equity	32,436,436
532,989	JPMorgan US Value Factor ETF	18,121,626
		97,044,357
	FIXED INCOME - 1.5%
74,804	JPMorgan Ultra-Short Income ETF	3,766,381

	TOTAL EXCHANGE-TRADED FUNDS (Cost $99,255,180)	100,810,738

	OPEN END FUNDS — 59.5%
	ALTERNATIVE - 4.9%
810,569	JPMorgan Emerging Market Research Enhanced Equity Fund, Class R6	12,336,866

	EQUITY - 54.6%
648,575	JPMorgan Emerging Markets Equity Fund, Class R6	18,886,505
65,626	JPMorgan Equity Index Fund, Class R6	4,108,176
662,126	JPMorgan Growth Advantage Fund, Class R6	18,201,836
587,424	JPMorgan Large Cap Growth Fund, Class R6	30,170,106
1,579,402	JPMorgan Large Cap Value Fund, Class R6	29,076,790
1,956,001	JPMorgan US Equity Fund, Class R6	36,479,415
		136,922,828

	TOTAL OPEN END FUNDS (Cost $148,178,900)	149,259,694

See accompanying notes to financial statements.

PFG JP MORGAN® TACTICAL AGGRESSIVE STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
April 30, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENT — 0.3%
	MONEY MARKET FUND - 0.3%
590,331	BlackRock Liquidity FedFund, Institutional Class, 4.75% (Cost $590,331)(a)	$590,331

	TOTAL INVESTMENTS - 100.0% (Cost $248,024,411)	$250,660,763
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%(b)	43,892
	NET ASSETS - 100.0%	$250,704,655

ETF	- Exchange-Traded Fund

(a)	Rate disclosed is the seven day effective yield as of April 30, 2023.

(b)	Amount represents less than 0.05%.

See accompanying notes to financial statements.

PFG JP MORGAN® TACTICAL MODERATE STRATEGY FUND
SCHEDULE OF INVESTMENTS
April 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 43.2%
	EQUITY - 23.4%
112,174	JPMorgan BetaBuilders International Equity ETF	$6,209,953
61,165	JPMorgan BetaBuilders US Equity ETF	4,556,793
153,997	JPMorgan Diversified Return International Equity ETF	8,274,258
81,994	JPMorgan Equity Premium Income ETF	4,542,468
174,013	JPMorgan International Research Enhanced Equity	9,887,418
144,622	JPMorgan US Value Factor ETF	4,917,148
		38,388,038
	FIXED INCOME - 19.8%
689,713	JPMorgan BetaBuilders US Agg	32,499,277

	TOTAL EXCHANGE-TRADED FUNDS (Cost $67,999,980)	70,887,315

	OPEN END FUNDS — 56.5%
	ALTERNATIVE - 4.2%
451,993	JPMorgan Emerging Market Research Enhanced Equity Fund, Class R6	6,879,340

	EQUITY - 32.5%
209,355	JPMorgan Emerging Markets Equity Fund, Class R6	6,096,405
43,611	JPMorgan Equity Index Fund, Class R6	2,730,029
181,809	JPMorgan Growth Advantage Fund, Class R6	4,997,940
307,943	JPMorgan Large Cap Growth Fund, Class R6	15,815,949
768,931	JPMorgan Large Cap Value Fund, Class R6	14,156,026
505,810	JPMorgan US Equity Fund, Class R6	9,433,355
		53,229,704
	FIXED INCOME - 19.8%
897,155	JPMorgan Core Bond Fund, Class R6	9,348,358
2,710,773	JPMorgan Core Plus Bond Fund, Class R6	19,842,860
387,111	JPMorgan Income Fund, Class R6	3,216,890
		32,408,108

	TOTAL OPEN END FUNDS (Cost $92,900,298)	92,517,152

See accompanying notes to financial statements.

PFG JP MORGAN® TACTICAL MODERATE STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
April 30, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 0.5%
	MONEY MARKET FUNDS - 0.5%
775,719	BlackRock Liquidity FedFund, Institutional Class, 4.75% (a)	$775,719
106,363	Fidelity Treasury Money Market Fund, 4.48% (a)	106,363
	TOTAL SHORT-TERM INVESTMENTS (Cost - $882,082)	88 2,082

	TOTAL INVESTMENTS - 100.2% (Cost $161,782,360)	$164,286,549
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(370,417)
	NET ASSETS - 100.0%	$163,916,132

ETF	- Exchange-Traded Fund

(a)	Rate disclosed is the seven day effective yield as of April 30, 2023.

See accompanying notes to financial statements.

PFG MEEDER TACTICAL STRATEGY FUND
SCHEDULE OF INVESTMENTS
April 30, 2023

Shares		Fair Value
	OPEN END FUNDS — 99.3%
	ALTERNATIVE - 9.9%
900,394	Meeder Spectrum Fund, Institutional Class(a)	$11,335,960

	EQUITY - 76.0%
1,540,204	Meeder Dynamic Allocation Fund, Institutional Class(a)	19,098,530
352,705	Meeder Moderate Allocation Fund, Institutional Class	3,985,570
7,331,485	Meeder Muirfield Fund, Institutional Class(a)	63,563,972
		86,648,072
	FIXED INCOME - 2.7%
173,820	Meeder Total Return Bond Fund, Institutional Class	1,566,122
74,429	Performance Trust Strategic Bond Fund, Institutional Class	1,462,531
		3,028,653
	MIXED ALLOCATION - 10.7%
749,856	Meeder Balanced Fund, Institutional Class	8,990,774
145,640	Meeder Conservative Allocation Fund, Institutional Class	3,148,739
		12,139,513

	TOTAL OPEN END FUNDS (Cost $125,091,018)	113,152,198

	SHORT-TERM INVESTMENT — 0.4%
	MONEY MARKET FUND - 0.4%
494,454	BlackRock Liquidity FedFund, Institutional Class, 4.75% (Cost $494,454)(b)	494,454

	TOTAL INVESTMENTS - 99.7% (Cost $125,585,472)	$113,646,652
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.3%	356,367
	NET ASSETS - 100.0%	$114,003,019

(a)	Affiliated Company – PFG Meeder Tactical Strategy Fund holds in excess of 5% of outstanding voting securities of this security.

(b)	Rate disclosed is the seven day effective yield as of April 30, 2023.

See accompanying notes to financial statements.

PFG MFS® AGGRESSIVE GROWTH STRATEGY FUND
SCHEDULE OF INVESTMENTS
April 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 14.5%
	COMMODITY - 4.8%
151,513	iShares GSCI Commodity Dynamic Roll Strategy ETF	$4,034,791

	EQUITY - 9.7%
48,750	Schwab International Small-Cap Equity ETF	1,666,763
70,752	SPDR Portfolio Emerging Markets ETF	2,414,058
9,075	Vanguard Small-Cap Growth ETF	1,939,237
13,254	Vanguard Small-Cap Value ETF	2,084,059
		8,104,117

	TOTAL EXCHANGE-TRADED FUNDS (Cost $13,475,426)	12,138,908

	OPEN END FUNDS — 85.2%
	EQUITY - 85.2%
267,730	MFS Global Real Estate Fund, Class R5	4,326,511
66,988	MFS Growth Fund, Class R6	10,074,952
133,429	MFS Institutional International Equity Fund, Class R6	4,268,379
104,153	MFS International Growth Fund, Class R5	4,208,838
322,241	MFS International Large Cap Value Fund, Class R6	4,195,581
51,432	MFS International New Discovery Fund, Class R6	1,620,105
323,382	MFS Mid Cap Growth Fund, Class R6(a)	8,288,276
293,730	MFS Mid Cap Value Fund, Class R5	8,388,919
186,734	MFS Research Fund, Class R6	9,228,410
306,919	MFS Research International Fund, Class R6	6,687,774
211,035	MFS Value Fund, Class R6	9,998,832
	TOTAL OPEN END FUNDS (Cost $70,519,147)	71,286,577

See accompanying notes to financial statements.

PFG MFS® AGGRESSIVE GROWTH STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
April 30, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENT — 0.4%
	MONEY MARKET FUND - 0.4%
338,940	BlackRock Liquidity FedFund, Institutional Class, 4.75% (Cost $338,940)(b)	$338,940

	TOTAL INVESTMENTS - 100.1% (Cost $84,333,513)	$83,764,425
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(48,449)
	NET ASSETS - 100.0%	$83,715,976

ETF	- Exchange-Traded Fund

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of April 30, 2023.

See accompanying notes to financial statements.

PFG TACTICAL INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS
April 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 6.6%
	FIXED INCOME - 6.6%
9,531	CP High Yield Trend ETF	$201,323
62,255	Janus Henderson Mortgage-Backed Securities ETF	2,905,441
94,437	Janus Henderson Short Duration Income ETF	4,521,644
	TOTAL EXCHANGE-TRADED FUNDS (Cost $8,023,194)	7,628,408

	OPEN END FUNDS — 93.0%
	EQUITY - 29.3%
290,711	Janus Henderson Asia Equity Fund, Class N(a),(b)	2,825,716
186,048	Janus Henderson Contrarian Fund, Class N	4,647,480
1,097,626	Janus Henderson Global Equity Income Fund, Class N	6,915,044
145,841	Janus Henderson Global Life Sciences Fund, Class N	10,045,561
237,504	Janus Henderson Global Technology and Innovation Fund, Class N(a)	9,732,908
		34,166,709
	FIXED INCOME - 56.0%
2,036,982	Counterpoint Tactical Income Fund, Class I	22,447,548
137,835	Counterpoint Tactical Municipal Fund, Class I	1,448,649
1,582,443	Janus Henderson Developed World Bond Fund, Class R6	12,390,530
1,164,808	Janus Henderson Flexible Bond Fund, Class N	11,112,271
192,296	Janus Henderson High-Yield Fund, Class N	1,361,455
44,011	Kensington Managed Income Fund, Institutional Class	430,868
394,483	Sierra Tactical Bond Fund, Institutional Class	10,173,710
306,869	Toews Tactical Income Fund	3,077,899
270,992	WSTCM Credit Select Risk-Managed Fund, Institutional Class	2,810,185
		65,253,116
	MIXED ALLOCATION - 7.7%
617,708	Janus Henderson Dividend & Income Builder Fund, Class R6(b)	8,932,055

	TOTAL OPEN END FUNDS (Cost $109,615,915)	108,351,880

See accompanying notes to financial statements.

PFG TACTICAL INCOME STRATEGY FUND
SCHEDULE OF INVESTMENTS (Continued)
April 30, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 0.6%
	MONEY MARKET FUNDS - 0.6%
575,217	BlackRock Liquidity FedFund, Institutional Class, 4.75% (c)	$575,217
128,363	Fidelity Treasury Money Market Fund, 4.48% (c)	128,363
	TOTAL SHORT-TERM INVESTMENTS (Cost - $703,580)	703,580

	TOTAL INVESTMENTS - 100.2% (Cost $118,342,689)	$116,683,868
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(194,179)
	NET ASSETS - 100.0%	$116,489,689

ETF	- Exchange-Traded Fund

(a)	Non-income producing security.

(b)	Affiliated Company – PFG Tactical Income Strategy Fund holds in excess of 5% of outstanding voting securities of this security.

(c)	Rate disclosed is the seven day effective yield as of April 30, 2023.

See accompanying notes to financial statements.

THE PACIFIC FINANCIAL FUNDS
Statements of Assets and Liabilities
April 30, 2023

		PFG American
		Funds®		PFG BNY
	PFG Active	Conservative	PFG American	Mellon	PFG BR Equity
	Core Bond	Income Strategy	Funds® Growth	Diversifier	ESG Strategy
	Strategy Fund	Fund	Strategy Fund	Strategy Fund	Fund
Assets
Investment securities, at cost	$125,913,341	$208,179,127	$652,175,220	$68,316,337	$125,368,070
Affiliated investments, at cost	—	—	—	97,499,552	—
Investments, At cost	$125,913,341	$208,179,127	$652,175,220	$165,815,889	$125,368,070
Investment securities, at value	$114,905,136	$194,562,018	$573,899,334	$61,933,630	$122,278,618
Affiliated investments, at value	—	—	—	91,225,721	—
Investments, At value	$114,905,136	$194,562,018	$573,899,334	$153,159,351	$122,278,618
Dividends and interest receivable	$472,470	$396,088	$6,912	$271,596	$2,350
Receivable for fund shares sold	177,784	198,924	311,091	120,517	90,830
Receivable for investments sold	—	149,975	—	—	124,901
Total Assets	115,555,390	195,307,005	574,217,337	153,551,464	122,496,699
Liabilities
Accrued advisory fees	111,863	190,925	556,090	150,065	118,337
Payable to Administrator	76,056	116,072	295,283	94,732	80,396
Distribution (12b-1) fees payable	22,193	33,585	114,782	26,342	21,612
Payable for fund shares redeemed	17,767	210,892	582,383	237,172	238,611
Payable for investments purchased	—	—	—	—	234,886
Total Liabilities	227,879	551,474	1,548,538	508,311	693,842
Net Assets	$115,327,511	$194,755,531	$572,668,799	$153,043,153	$121,802,857
Net Assets consist of:
Paid-in capital	135,576,399	211,717,017	654,149,232	169,302,586	143,265,377
Accumulated deficits	(20,248,888)	(16,961,486)	(81,480,433)	(16,259,433)	(21,462,520)
Net Assets	$115,327,511	$194,755,531	$572,668,799	$153,043,153	$121,802,857
Class R
Net Assets	$115,327,511	$194,755,531	$572,668,799	$153,043,153	$121,802,857
Shares outstanding (unlimited number of shares authorized, no par value)	13,678,402	20,746,088	60,352,296	16,392,264	11,002,543
Net asset value, (Net Assets ÷ Shares Outstanding) offering and redemption price per share	$8.43	$9.39	$9.49	$9.34	$11.07

See accompanying notes to financial statements.

THE PACIFIC FINANCIAL FUNDS
Statements of Assets and Liabilities
April 30, 2023

		PFG Fidelity	PFG Fidelity
	PFG Fidelity	Institutional	Institutional		PFG Janus
	Institutional	AM® Equity	AM® Equity	PFG Invesco®	Henderson®
	AM® Bond ESG	Index Strategy	Sector Strategy	Thematic ESG	Balanced
	Strategy Fund	Fund	Fund	Strategy Fund	Strategy Fund
Assets
Investment securities, at cost	$20,724,439	$222,893,219	$232,539,011	$37,024,526	$300,810,073
Affiliated investments, at cost	—	—	54,454,407	—	—
Investments, At cost	$20,724,439	$222,893,219	$286,993,418	$37,024,526	$300,810,073
Investment securities, at value	$20,863,548	$246,948,659	$244,523,842	$31,638,287	$268,473,385
Affiliated investments, at value	—	—	54,658,458	—	—
Investments, At value	$20,863,548	$246,948,659	$299,182,300	$31,638,287	$268,473,385
Dividends and interest receivable	$48,883	$6,431	$6,581	$536	$33,460
Receivable for fund shares sold	15,342	155,108	380,651	23,404	181,457
Receivable for investments sold	—	449,985	—	155,309	299,834
Total Assets	20,927,773	247,560,183	299,569,532	31,817,536	268,988,136
Liabilities
Payable for investments purchased	80,015	450,015	1,458,762	169,638	—
Payable to Administrator	65,727	167,167	131,083	37,246	155,354
Accrued advisory fees	19,703	236,935	287,794	31,186	260,141
Distribution (12b-1) fees payable	1,656	31,996	39,223	2,621	21,862
Payable for fund shares redeemed	—	334,149	449,367	20,078	477,487
Total Liabilities	167,101	1,220,262	2,366,229	260,769	914,844
Net Assets	$20,760,672	$246,339,921	$297,203,303	$31,556,767	$268,073,292
Net Assets consist of:
Paid-in capital	21,320,099	218,566,184	291,954,071	49,442,802	318,236,482
Accumulated earnings (deficits)	(559,427)	27,773,737	5,249,232	(17,886,035)	(50,163,190)
Net Assets	$20,760,672	$246,339,921	$297,203,303	$31,556,767	$268,073,292
Class R
Net Assets	$20,760,672	$246,339,921	$297,203,303	$31,556,767	$268,073,292
Shares outstanding (unlimited number of shares authorized, no par value)	2,364,547	20,263,649	25,116,075	4,287,071	31,828,663
Net asset value, (Net Assets ÷ Shares Outstanding) offering and redemption price per share	$8.78	$12.16	$11.83	$7.36	$8.42

See accompanying notes to financial statements.

THE PACIFIC FINANCIAL FUNDS
Statements of Assets and Liabilities
April 30, 2023

	PFG JP	PFG JP
	Morgan®	Morgan®		PFG MFS®
	Tactical	Tactical	PFG Meeder	Aggressive	PFG Tactical
	Aggressive	Moderate	Tactical	Growth Strategy	Income Strategy
	Strategy Fund	Strategy Fund	Strategy Fund	Fund	Fund
Assets
Investment securities, at cost	$248,024,411	$161,782,360	$21,137,131	$84,333,513	$106,984,213
Affiliated investments, at cost	—	—	104,448,341	—	11,358,476
Investments, At cost	$248,024,411	$161,782,360	$125,585,472	$84,333,513	$118,342,689
Investment securities, at value	$250,660,763	$164,286,549	$19,648,191	$83,764,425	$104,926,097
Affiliated investments, at value	—	—	93,998,462	—	11,757,771
Investments, At value	$250,660,763	$164,286,549	$113,646,652	$83,764,425	$116,683,868
Receivable for fund shares sold	583,830	31,211	705,774	78,443	146,434
Receivable for investments sold	349,925	—	—	174,975	—
Dividends and interest receivable	3,761	15,288	8,283	1,811	70,727
Total Assets	251,598,279	164,333,048	114,360,709	84,019,654	116,901,029
Liabilities
Payable for fund shares redeemed	466,393	127,692	155,224	141,291	199,983
Accrued advisory fees	243,630	160,841	109,985	80,946	113,906
Payable to Administrator	149,421	100,293	74,391	60,711	78,413
Distribution (12b-1) fees payable	34,180	28,090	18,090	20,730	19,038
Total Liabilities	893,624	416,916	357,690	303,678	411,340
Net Assets	$250,704,655	$163,916,132	$114,003,019	$83,715,976	$116,489,689
Net Assets consist of:
Paid-in capital	267,849,124	180,656,401	125,328,711	82,328,844	129,392,411
Accumulated earnings (deficits)	(17,144,469)	(16,740,269)	(11,325,692)	1,387,132	(12,902,722)
Net Assets	$250,704,655	$163,916,132	$114,003,019	$83,715,976	$116,489,689
Class R
Net Assets	$250,704,655	$163,916,132	$114,003,019	$83,715,976	$116,489,689
Shares outstanding (unlimited number of shares authorized, no par value)	22,526,352	16,992,330	12,878,467	9,818,308	12,751,175
Net asset value, (Net Assets ÷ Shares Outstanding) offering and redemption price per share	$11.13	$9.65	$8.85	$8.53	$9.14

See accompanying notes to financial statements.

THE PACIFIC FINANCIAL FUNDS
Statements of Operations
For the Year Ended April 30, 2023

		PFG American
		Funds®		PFG BNY
	PFG Active	Conservative	PFG American	Mellon	PFG BR Equity
	Core Bond	Income Strategy	Funds® Growth	Diversifier	ESG Strategy
	Strategy Fund	Fund	Strategy Fund	Strategy Fund	Fund

Investment Income
Unaffiliated dividend income	$6,551,976	$6,381,151	$3,949,579	$4,762,466	$2,075,198
Affiliated dividend income	—	—	—	2,567,895	854,776
Interest income	20,037	29,392	66,608	22,941	17,167
Total investment income	6,572,013	6,410,543	4,016,187	7,353,302	2,947,141

Expenses
Investment advisor fees	1,464,315	2,496,150	6,742,793	1,892,005	2,105,027
Distribution (12b-1) fees:
Class R	117,146	199,694	539,429	151,362	168,404
Administration fees	820,918	1,398,877	3,776,768	1,060,360	1,178,833
Total expenses	2,402,379	4,094,721	11,058,990	3,103,727	3,452,264
(Less) expenses waived by adviser	(22,479)	(38,657)	(109,843)	(29,594)	(23,573)
Net operating expenses	2,379,900	4,056,064	10,949,147	3,074,133	3,428,691
Net Investment Income (Loss)	4,192,113	2,354,479	(6,932,960)	4,279,169	(481,550)

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss):
Long term capital gain dividends from investment companies	$—	$1,396,469	$16,727,542	$658,928	$—
Unaffiliated investments	(9,106,157)	(4,449,479)	(1,605,684)	(403,371)	(7,251,840)
Affiliated investments	—	—	—	(2,718,670)	(7,427,624)
	(9,106,157)	(3,053,010)	15,121,858	(2,463,113)	(14,679,464)
Net Change in Unrealized:
Unaffiliated investments	1,338,907	(2,456,048)	(10,346,715)	(6,248,034)	4,423,420
Affiliated investments	—	—	—	777,165	7,478,036
	1,338,907	(2,456,048)	(10,346,715)	(5,470,869)	11,901,456

Net Realized and Change in Unrealized Gain (Loss) on Investments	(7,767,250)	(5,509,058)	4,775,143	(7,933,982)	(2,778,008)
Net Decrease in Net Assets Resulting From Operations	$(3,575,137)	$(3,154,579)	$(2,157,817)	$(3,654,813)	$(3,259,558)

See accompanying notes to financial statements.

THE PACIFIC FINANCIAL FUNDS
Statements of Operations
For the Year Ended April 30, 2023

		PFG Fidelity	PFG Fidelity
	PFG Fidelity	Institutional	Institutional		PFG Janus
	Institutional	AM® Equity	AM® Equity	PFG Invesco®	Henderson®
	AM® Bond ESG	Index Strategy	Sector Strategy	Thematic ESG	Balanced
	Strategy Fund	Fund	Fund	Strategy Fund	Strategy Fund

Investment Income
Unaffiliated dividend income	$315,860	$3,725,442	$2,774,397	$523,557	$5,330,662
Affiliated dividend income	—	—	602,573	—	68,498
Interest income	26,430	46,800	57,631	5,105	38,967
Total investment income	342,290	3,772,242	3,434,601	528,662	5,438,127

Expenses
Investment advisor fees	154,334	2,170,477	3,124,999	579,050	3,238,540
Distribution (12b-1) fees:
Class R	12,347	173,640	250,002	46,325	259,086
Administration fees	86,697	1,215,602	1,750,687	324,268	1,814,722
Total expenses	253,378	3,559,719	5,125,688	949,643	5,312,348
(Less) expenses waived by adviser	(3,345)	(45,117)	(55,535)	(6,353)	(52,170)
Net operating expenses	250,033	3,514,602	5,070,153	943,290	5,260,178
Net Investment Income (Loss)	92,257	257,640	(1,635,552)	(414,628)	177,949

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss):
Long term capital gain dividends from investment companies	$—	$38,401	$2,014,017	$—	$1,714,455
Unaffiliated investments	(748,376)	6,416,545	(8,291,193)	(11,452,474)	(13,639,961)
Affiliated investments	—	—	404,320	—	(5,320,591)
	(748,376)	6,454,946	(5,872,856)	(11,452,474)	(17,246,097)
Net Change in Unrealized:
Unaffiliated investments	729,809	(264,320)	25,261,168	10,736,748	11,618,827
Affiliated investments	—	—	(1,530,084)	—	4,763,973
	729,809	(264,320)	23,731,084	10,736,748	16,382,800

Net Realized and Change in Unrealized Gain (Loss) on Investments	(18,567)	6,190,626	17,858,228	(715,726)	(863,297)
Net Increase (Decrease) in Net Assets Resulting From Operations	$73,690	$6,448,266	$16,222,676	$(1,130,354)	$(685,348)

See accompanying notes to financial statements.

THE PACIFIC FINANCIAL FUNDS
Statements of Operations
For the Year Ended April 30, 2023

	PFG JP	PFG JP
	Morgan®	Morgan®		PFG MFS®
	Tactical	Tactical	PFG Meeder	Aggressive	PFG Tactical
	Aggressive	Moderate	Tactical	Growth Strategy	Income Strategy
	Strategy Fund	Strategy Fund	Strategy Fund	Fund	Fund

Investment Income
Unaffiliated dividend income	$4,665,135	$4,615,733	$472,974	$1,768,771	$4,001,940
Affiliated dividend income	247,555	—	768,603	—	237,612
Interest income	66,519	75,398	14,493	13,522	21,124
Total investment income	4,979,209	4,691,131	1,256,070	1,782,293	4,260,676

Expenses
Investment advisor fees	2,966,368	2,134,119	1,390,942	998,228	1,419,740
Distribution (12b-1) fees:
Class R	237,312	170,731	111,276	79,859	113,592
Administration fees	1,661,736	1,196,473	780,012	559,663	796,280
Total expenses	4,865,416	3,501,323	2,282,230	1,637,750	2,329,612
(Less) expenses waived by adviser	(48,359)	(32,462)	(21,821)	(15,950)	(22,628)
Net operating expenses	4,817,057	3,468,861	2,260,409	1,621,800	2,306,984
Net Investment Income (Loss)	162,152	1,222,270	(1,004,339)	160,493	1,953,692

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss):
Long term capital gain dividends from investment companies	$3,404,002	$1,549,989	$2,172,351	$1,771,030	$—
Unaffiliated investments	(17,970,900)	(18,278,556)	(6,156)	2,353,098	(9,790,393)
Affiliated investments	(3,962,270)	—	(53,457)	—	(2,405,123)
	(18,529,168)	(16,728,567)	2,112,738	4,124,128	(12,195,516)
Net Change in Unrealized:
Unaffiliated investments	17,316,993	13,882,041	(720,982)	(4,866,397)	8,007,907
Affiliated investments	1,868,641	—	(119,526)	—	2,276,751
	19,185,634	13,882,041	(840,508)	(4,866,397)	10,284,658

Net Realized and Change in Unrealized Gain (Loss) on Investments	656,466	(2,846,526)	1,272,230	(742,269)	(1,910,858)
Net Increase (Decrease) in Net Assets Resulting From Operations	$818,618	$(1,624,256)	$267,891	$(581,776)	$42,834

See accompanying notes to financial statements.

THE PACIFIC FINANCIAL FUNDS
Statements of Changes in Net Assets

			PFG American Funds®
	PFG Active Core Bond Strategy		Conservative Income Strategy		PFG American Funds® Growth
	Fund		Fund		Strategy Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2023	April 30, 2022	April 30, 2023	April 30, 2022	April 30, 2023	April 30, 2022
Operations
Net investment income (loss)	$4,192,113	$1,034,213	$2,354,479	$(594,188)	$(6,932,960)	$(11,647,585)
Long-term capital gain dividends from investment companies	—	65,879	1,396,469	2,206,065	16,727,542	51,851,670
Net realized gain (loss) from investment transactions	(9,106,157)	82,479	(4,449,479)	1,408,460	(1,605,684)	83,697,626

Net change in unrealized gain (loss) of investment transactions	1,338,907	(14,196,905)	(2,456,048)	(13,580,345)	(10,346,715)	(209,652,137)
Net Decrease in Net Assets Resulting From Operations	(3,575,137)	(13,014,334)	(3,154,579)	(10,560,008)	(2,157,817)	(85,750,426)

Distributions to Shareholders
Distributions paid:
Class R	(3,403,797)	(4,424,014)	(5,828,718)	(3,324,767)	(90,892,908)	(32,643,916)
Net (Decrease) in Net Assets from Distributions to Shareholders	(3,403,797)	(4,424,014)	(5,828,718)	(3,324,767)	(90,892,908)	(32,643,916)

Shares of Beneficial Interest
Proceeds from shares sold:
Class R	38,035,561	85,014,197	68,730,074	140,763,076	138,876,514	275,516,450
Reinvestment of distributions:
Class R	3,400,169	4,422,777	5,820,013	3,319,778	90,799,528	32,638,578
Cost of shares redeemed:
Class R	(60,388,184)	(99,893,166)	(75,336,640)	(120,615,262)	(126,381,388)	(397,082,839)
Net Increase (Decrease) in Net Assets from Share Transactions of Beneficial Interest	(18,952,454)	(10,456,192)	(786,553)	23,467,592	103,294,654	(88,927,811)

Net Increase (Decrease) in Net Assets	(25,931,388)	(27,894,540)	(9,769,850)	9,582,817	10,243,929	(207,322,153)

Net Assets
Beginning of year	141,258,899	169,153,439	204,525,381	194,942,564	562,424,870	769,747,023
End of year	$115,327,511	$141,258,899	$194,755,531	$204,525,381	$572,668,799	$562,424,870

Share Transactions - Class R
Shares sold	4,467,398	8,684,105	7,224,739	13,482,023	13,532,426	19,441,753
Shares issued in reinvestment of distributions	413,143	451,765	633,298	316,773	10,436,727	2,233,989
Shares redeemed	(7,055,949)	(9,941,525)	(7,957,985)	(11,657,442)	(12,390,179)	(26,920,936)
Total Class R	(2,175,408)	(805,655)	(99,948)	2,141,354	11,578,974	(5,245,194)

See accompanying notes to financial statements.

THE PACIFIC FINANCIAL FUNDS
Statements of Changes in Net Assets

	PFG BNY Mellon Diversifier		PFG BR Equity ESG Strategy		PFG Fidelity Institutional AM®
	Strategy Fund		Fund		Bond ESG Strategy Fund
						Period Ended
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	April 30,
	April 30, 2023	April 30, 2022	April 30, 2023	April 30, 2022	April 30, 2023	2022(a)
Operations
Net investment income (loss)	$4,279,169	$1,056,595	$(481,550)	$(973,896)	$92,257	$(6,223)
Long-term capital gain dividends from investment companies	658,928	714,618	—	—	—	5,106
Net realized gain (loss) from investment transactions	(3,122,041)	4,124,509	(14,679,464)	17,948,740	(748,376)	(12,321)

Net change in unrealized gain (loss) of investment transactions	(5,470,869)	(12,238,151)	11,901,456	(45,948,595)	729,809	(590,700)
Net Increase (Decrease) in Net Assets Resulting From Operations	(3,654,813)	(6,342,429)	(3,259,558)	(28,973,751)	73,690	(604,138)

Distributions to Shareholders
Distributions paid:
Class R	(7,183,409)	(5,590,981)	(3,884,118)	(22,723,983)	(30,301)	—
Net (Decrease) in Net Assets from Distributions to Shareholders	(7,183,409)	(5,590,981)	(3,884,118)	(22,723,983)	(30,301)	—

Shares of Beneficial Interest
Proceeds from shares sold:
Class R	46,811,071	87,606,209	39,244,997	145,652,401	20,765,720	8,321,988
Reinvestment of distributions:
Class R	7,181,240	5,589,344	3,879,332	22,695,460	30,301	—
Cost of shares redeemed:
Class R	(51,904,313)	(44,405,355)	(131,410,267)	(35,342,243)	(6,955,658)	(840,930)
Net Increase (Decrease) in Net Assets from Share Transactions of Beneficial Interest	2,087,998	48,790,198	(88,285,938)	132,005,618	13,840,363	7,481,058

Net Increase (Decrease) in Net Assets	(8,750,224)	36,856,788	(95,429,614)	80,307,884	13,883,752	6,876,920

Net Assets
Beginning of year/period	161,793,377	124,936,589	217,232,471	136,924,587	6,876,920	—
End of year/period	$153,043,153	$161,793,377	$121,802,857	$217,232,471	$20,760,672	$6,876,920

Share Transactions - Class R
Shares sold	4,903,904	8,100,906	3,674,971	10,131,921	2,399,501	851,618
Shares issued in reinvestment of distributions	782,270	524,329	376,634	1,681,146	3,532	—
Shares redeemed	(5,386,051)	(4,117,168)	(12,132,951)	(2,607,922)	(802,333)	(87,771)
Total Class R	300,123	4,508,067	(8,081,346)	9,204,145	1,600,700	763,847

(a)	Commencement of operations and trading was October 29, 2021.

See accompanying notes to financial statements.

THE PACIFIC FINANCIAL FUNDS
Statements of Changes in Net Assets

	PFG Fidelity Institutional AM®		PFG Fidelity Institutional AM®		PFG Invesco® Thematic ESG
	Equity Index Strategy Fund		Equity Sector Strategy Fund		Strategy Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	April 30, 2023	April 30, 2022	April 30, 2023	April 30, 2022	April 30, 2023	April 30, 2022(a)
Operations
Net investment income (loss)	$257,640	$(508,523)	$(1,635,552)	$(493,392)	$(414,628)	$(258,497)
Long-term capital gain dividends from investment companies	38,401	314,483	2,014,017	10,077,615	—	—
Net realized gain (loss) from investment transactions	6,416,545	9,103,921	(7,886,873)	19,767,374	(11,452,474)	(885,068)

Net change in unrealized gain (loss) of investment transactions	(264,320)	(17,131,311)	23,731,084	(29,510,024)	10,736,748	(16,122,987)
Net Increase (Decrease) in Net Assets Resulting From Operations	6,448,266	(8,221,430)	16,222,676	(158,427)	(1,130,354)	(17,266,552)

Distributions to Shareholders
Distributions paid:
Class R	(8,767,973)	(6,813,622)	(25,998,580)	(15,102,006)	—	(123,094)
Net (Decrease) in Net Assets from Distributions to Shareholders	(8,767,973)	(6,813,622)	(25,998,580)	(15,102,006)	—	(123,094)

Shares of Beneficial Interest
Proceeds from shares sold:
Class R	140,501,202	39,818,239	110,543,234	126,557,543	7,165,649	81,105,473
Reinvestment of distributions:
Class R	8,766,280	6,811,916	25,988,247	15,095,085	—	123,078
Cost of shares redeemed:
Class R	(33,426,900)	(41,439,483)	(53,947,296)	(40,649,407)	(33,729,702)	(4,587,731)
Net Increase (Decrease) in Net Assets from Share Transactions of Beneficial Interest	115,840,582	5,190,672	82,584,185	101,003,221	(26,564,053)	76,640,820

Net Increase (Decrease) in Net Assets	113,520,875	(9,844,380)	72,808,281	85,742,788	(27,694,407)	59,251,174

Net Assets
Beginning of year/period	132,819,046	142,663,426	224,395,022	138,652,234	59,251,174	—
End of year/period	$246,339,921	$132,819,046	$297,203,303	$224,395,022	$31,556,767	$59,251,174

Share Transactions - Class R
Shares sold	11,774,294	2,826,089	9,168,443	9,307,892	974,411	8,306,644
Shares issued in reinvestment of distributions	771,680	468,173	2,341,284	1,082,861	—	12,901
Shares redeemed	(2,829,238)	(2,850,234)	(4,520,810)	(3,027,478)	(4,476,266)	(530,619)
Total Class R	9,716,736	444,028	6,988,917	7,363,275	(3,501,855)	7,788,926

(a)	Commencement of operations and trading was October 29, 2021.

See accompanying notes to financial statements.

THE PACIFIC FINANCIAL FUNDS
Statements of Changes in Net Assets

	PFG Janus Henderson®		PFG JP Morgan® Tactical		PFG JP Morgan® Tactical
	Balanced Strategy Fund		Aggressive Strategy Fund		Moderate Strategy Fund
		Period Ended
	Year Ended	April 30,	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2023	2022(a)	April 30, 2023	April 30, 2022	April 30, 2023	April 30, 2022
Operations
Net investment income (loss)	$177,949	$(9,910)	$162,152	$2,199,501	$1,222,270	$1,419,051
Long-term capital gain dividends from investment companies	1,714,455	8,877,561	3,404,002	5,741,489	1,549,989	1,935,577
Net realized gain (loss) from investment transactions	(18,960,552)	(749,567)	(21,933,170)	15,024,275	(18,278,556)	14,200,915

Net change in unrealized gain (loss) of investment transactions	16,382,800	(48,719,488)	19,185,634	(47,280,653)	13,882,041	(34,830,389)
Net Increase (Decrease) in Net Assets Resulting From Operations	(685,348)	(40,601,404)	818,618	(24,315,388)	(1,624,256)	(17,274,846)

Distributions to Shareholders
Distributions paid:
Class R	(8,642,424)	(1,171,000)	(13,830,184)	(14,135,073)	(12,733,715)	(13,499,368)
Net (Decrease) in Net Assets from Distributions to Shareholders	(8,642,424)	(1,171,000)	(13,830,184)	(14,135,073)	(12,733,715)	(13,499,368)

Shares of Beneficial Interest
Proceeds from shares sold:
Class R	73,483,929	345,340,712	55,749,428	183,173,026	34,012,356	140,261,262
Reinvestment of distributions:
Class R	8,636,995	1,170,251	13,820,807	14,128,887	12,728,121	13,494,083
Cost of shares redeemed:
Class R	(79,616,440)	(29,841,979)	(55,613,087)	(46,935,556)	(59,097,855)	(100,445,645)
Net Increase (Decrease) in Net Assets from Share Transactions of Beneficial Interest	2,504,484	316,668,984	13,957,148	150,366,357	(12,357,378)	(53,309,700)

Net Increase (Decrease) in Net Assets	(6,823,288)	274,896,580	945,582	111,915,896	(26,715,349)	22,535,486

Net Assets
Beginning of year/period	274,896,580	—	249,759,073	137,843,177	190,631,481	168,095,995
End of year/period	$268,073,292	$274,896,580	$250,704,655	$249,759,073	$163,916,132	$190,631,481

Share Transactions - Class R
Shares sold	8,813,255	34,494,824	5,046,655	13,285,477	3,457,533	11,317,882
Shares issued in reinvestment of distributions	1,082,330	115,981	1,322,565	1,055,971	1,384,997	1,141,632
Shares redeemed	(9,546,217)	(3,131,510)	(5,014,604)	(3,597,356)	(5,966,134)	(8,237,780)
Total Class R	349,368	31,479,295	1,354,616	10,744,092	(1,123,604)	4,221,734

(a)	Commencement of operations and trading was October 29, 2021.

See accompanying notes to financial statements.

THE PACIFIC FINANCIAL FUNDS
Statements of Changes in Net Assets

	PFG Meeder Tactical Strategy		PFG MFS® Aggressive Growth		PFG Tactical Income Strategy
	Fund		Strategy Fund		Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2023	April 30, 2022	April 30, 2023	April 30, 2022	April 30, 2023	April 30, 2022
Operations
Net investment income (loss)	$(1,004,339)	$631,294	$160,493	$(646,376)	$1,953,692	$769,885
Long-term capital gain dividends from investment companies	2,172,351	4,642,862	1,771,030	2,003,701	—	1,347,316
Net realized gain (loss) from investment transactions	(59,613)	13,156,195	2,353,098	35,596,702	(12,195,516)	10,510,231

Net change in unrealized gain (loss) of investment transactions	(840,508)	(27,391,581)	(4,866,397)	(35,871,201)	10,284,658	(21,516,036)
Net Increase (Decrease) in Net Assets Resulting From Operations	267,891	(8,961,230)	(581,776)	1,082,826	42,834	(8,888,604)

Distributions to Shareholders
Distributions paid:
Class R	(16,967,616)	(2,652,537)	(13,300,171)	(15,781,776)	(911,468)	(13,973,607)
Net Decrease in Net Assets from Distributions to Shareholders	(16,967,616)	(2,652,537)	(13,300,171)	(15,781,776)	(911,468)	(13,973,607)

Shares of Beneficial Interest
Proceeds from shares sold:
Class R	24,273,028	73,864,402	17,251,820	48,838,826	42,814,467	56,228,567
Reinvestment of distributions:
Class R	16,961,420	2,651,619	13,288,012	15,777,173	911,156	13,968,243
Cost of shares redeemed:
Class R	(29,540,600)	(51,942,971)	(21,018,291)	(130,811,297)	(44,294,975)	(45,945,319)
Net Increase (Decrease) in Net Assets from Share Transactions of Beneficial Interest	11,693,848	24,573,050	9,521,541	(66,195,298)	(569,352)	24,251,491

Net Increase (Decrease) in Net Assets	(5,005,877)	12,959,283	(4,360,406)	(80,894,248)	(1,437,986)	1,389,280

Net Assets
Beginning of year	119,008,896	106,049,613	88,076,382	168,970,630	117,927,675	116,538,395
End of year	$114,003,019	$119,008,896	$83,715,976	$88,076,382	$116,489,689	$117,927,675

Share Transactions - Class R
Shares sold	2,527,662	6,297,225	1,875,974	3,800,231	4,789,316	5,252,813
Shares issued in reinvestment of distributions	1,983,792	227,412	1,636,455	1,333,658	104,132	1,380,261
Shares redeemed	(3,034,188)	(4,477,418)	(2,231,992)	(9,370,069)	(4,976,138)	(4,165,031)
Total Class R	1,477,266	2,047,219	1,280,437	(4,236,180)	(82,690)	2,468,043

See accompanying notes to financial statements.

PFG Active Core Bond Strategy Fund – Class R
Financial Highlights

(For Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$8.91	$10.15	$9.98	$9.95	$9.77

Investment operations:
Net investment income (a)(b)	0.31	0.07	0.18	0.19	0.15
Net realized and unrealized gain (loss) on investments	(0.53)	(0.95)	0.27	0.07	0.12
Total from investment operations	(0.22)	(0.88)	0.45	0.26	0.27

Less distributions to shareholders from:
Net investment income	(0.26)	(0.08)	(0.19)	(0.20)	(0.09)
Net realized gains	—	(0.28)	(0.09)	(0.03)	— (c)
Return of capital	—	—	—	— (c)	—
Total distributions	(0.26)	(0.36)	(0.28)	(0.23)	(0.09)

Net asset value, end of year	$8.43	$8.91	$10.15	$9.98	$9.95

Total Return (d)	(2.43)%	(9.00)%	4.43%	2.59%	2.78%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$115,328	$141,259	$169,153	$121,205	$68,594
Ratio of expenses to:
average net assets, before reimbursement(e)	2.05%	2.05%	2.05%	2.12%	1.98%
average net assets, net of reimbursement (e)	2.03%	2.05%	2.05%	2.12%	1.98%
Ratio of net investment income to average net assets (b)(e)	3.58%	0.71%	1.78%	1.92%	1.50%
Portfolio turnover rate	31%	53%	64%	89%	38%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year.

(b)	The recognition of net investment income is affected by the timing and declaration of dividends by the investment companies in which the Fund invests.

(c)	Rounds to less than $0.005 per share.

(d)	Total returns are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(e)	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes to financial statements.

PFG American Funds® Conservative Income Strategy Fund – Class R
Financial Highlights

(For Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year/Period Presented)

	Year	Year	Period
	Ended	Ended	Ended
	April 30,	April 30,	April 30,
	2023	2022	2021(a)

Net asset value, beginning of year/period	$9.81	$10.42	$10.00

Investment operations:
Net investment income (loss) (b)(c)	0.11	(0.03)	0.09
Net realized and unrealized gain (loss) on investments	(0.25)	(0.43)	0.50
Total from investment operations	(0.14)	(0.46)	0.59

Less distributions to shareholders from:
Net investment income	(0.06)	—	(0.11)
Net realized gains	(0.22)	(0.15)	(0.06)
Total distributions	(0.28)	(0.15)	(0.17)

Net asset value, end of year/period	$9.39	$9.81	$10.42

Total Return (d)	(1.42)%	(4.55)%	5.89	% (e)

Ratios and Supplemental Data:
Net assets, end of year/period (000 omitted)	$194,756	$204,525	$194,943
Ratio of expenses to:
average net assets, before reimbursement(f)	2.05%	2.05%	2.05	% (g)
average net assets, net of reimbursement (f)	2.03%	2.05%	2.05	% (g)
Ratio of net investment income (loss) to average net assets (c)(f)	1.18%	(0.28)%	0.86	% (g)
Portfolio turnover rate	33%	34%	52	% (e)

(a)	PFG American Funds® Conservative Income Strategy Fund commenced operations and trading on May 2, 2020.

(b)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year/period.

(c)	The recognition of net investment income (loss) is affected by the timing and declaration of dividends by the investment companies in which the Fund invests.

(d)	Total returns are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(e)	Not annualized.

(f)	Does not include expenses of the investment companies in which the Fund invests.

(g)	Annualized.

See accompanying notes to financial statements.

PFG American Funds® Growth Strategy Fund – Class R
Financial Highlights

(For Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year/Period Presented)

	Year	Year	Period
	Ended	Ended	Ended
	April 30,	April 30,	April 30,
	2023	2022	2021(a)

Net asset value, beginning of year/period	$11.53	$14.25	$10.00

Investment operations:
Net investment loss (b)(c)	(0.13)	(0.23)	(0.16)
Net realized and unrealized gain (loss) on investments(d)	(0.09)	(1.76)	4.72
Total from investment operations	(0.22)	(1.99)	4.56

Less distributions to shareholders from:
Net realized gains	(1.82)	(0.73)	(0.31)
Total distributions	(1.82)	(0.73)	(0.31)

Net asset value, end of year/period	$9.49	$11.53	$14.25

Total Return (e)	(0.50)%	(15.06)%	45.89	% (f)

Ratios and Supplemental Data:
Net assets, end of year/period (000 omitted)	$572,669	$562,425	$769,747
Ratio of expenses to:
average net assets, before reimbursement(g)	2.05%	2.05%	2.05	% (h)
average net assets, net of reimbursement (g)	2.03%	2.05%	2.05	% (h)
Ratio of net investment loss to average net assets (c)(g)	(1.29)%	(1.61)%	(1.31	)% (h)
Portfolio turnover rate	12%	25%	33	% (f)

(a)	PFG American Funds® Growth Strategy Fund commenced operations and trading on May 2, 2020.

(b)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year/period.

(c)	The recognition of net investment loss is affected by the timing and declaration of dividends by the investment companies in which the Fund invests.

(d)	Net realized and unrealized gain/(loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains/(losses) in the statement of operations due to the share transactions for the period.

(e)	Total returns are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(f)	Not annualized.

(g)	Does not include expenses of the investment companies in which the Fund invests.

(h)	Annualized.

See accompanying notes to financial statements.

PFG BNY Mellon Diversifier Strategy Fund – Class R
Financial Highlights

(For Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$10.05	$10.79	$9.63	$9.64	$9.67

Investment operations:
Net investment income (a)(b)	0.27	0.07	0.01	0.07	0.14
Net realized and unrealized gain (loss) on investments	(0.49)	(0.44)	1.16	0.07	(0.09)
Total from investment operations	(0.22)	(0.37)	1.17	0.14	0.05

Less distributions to shareholders from:
Net investment income	(0.34)	—	(0.01)	(0.13)	(0.08)
Net realized gains	(0.15)	(0.37)	—	—	—
Return of capital	—	—	—	(0.02)	—
Total distributions	(0.49)	(0.37)	(0.01)	(0.15)	(0.08)

Net asset value, end of year	$9.34	$10.05	$10.79	$9.63	$9.64

Total Return (c)	(2.13)%	(3.64)%	12.14%	1.40%	0.60%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$153,043	$161,793	$124,937	$70,829	$61,653
Ratio of expenses to:
average net assets, before reimbursement(d)	2.05%	2.05%	2.05%	2.19%	2.09%
average net assets, net of reimbursement (d)	2.03%	2.05%	2.05%	2.19%	2.09%
Ratio of net investment income to average net assets (b)(d)	2.83%	0.65%	0.10%	0.67%	1.49%
Portfolio turnover rate	54%	19%	67%	22%	203%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year.

(b)	The recognition of net investment income is affected by the timing and declaration of dividends by the investment companies in which the Fund invests.

(c)	Total returns are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes to financial statements.

PFG BR Equity ESG Strategy Fund – Class R
Financial Highlights

(For Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year/Period Presented)

	Year	Year	Period
	Ended	Ended	Ended
	April 30,	April 30,	April 30,
	2023	2022	2021(a)

Net asset value, beginning of year/period	$11.38	$13.86	$10.00

Investment operations:
Net investment loss (b)(c)	(0.03)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments(d)	0.08	(0.99)	4.26
Total from investment operations	0.05	(1.06)	4.18

Less distributions to shareholders from:
Net investment income	— (e)	—	—
Net realized gains	(0.36)	(1.42)	(0.32)
Total distributions	(0.36)	(1.42)	(0.32)

Net asset value, end of year/period	$11.07	$11.38	$13.86

Total Return (f)	0.70%	(9.29)%	42.12	% (g)

Ratios and Supplemental Data:
Net assets, end of year/period (000 omitted)	$121,803	$217,232	$136,925
Ratio of expenses to:
average net assets, before reimbursement (h)	2.05%	2.05%	2.05	% (i)
average net assets, net of reimbursement (h)	2.04%	2.05%	2.05	% (i)
Ratio of net investment loss to average net assets (c)(h)	(0.29)%	(0.53)%	(0.66	)% (i)
Portfolio turnover rate	43%	48%	52	% (g)

(a)	PFG BR Equity ESG Strategy Fund commenced operations and trading on May 2, 2020.

(b)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year/period.

(c)	The recognition of net investment loss is affected by the timing and declaration of dividends by the investment companies in which the Fund invests.

(d)	Net realized and unrealized gain/(loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains/(losses) in the statement of operations due to the share transactions for the period.

(e)	Rounds to less than $0.005 per share.

(f)	Total returns are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the Fund invests.

(i)	Annualized.

See accompanying notes to financial statements.

PFG Fidelity Institutional AM® Bond ESG Strategy Fund – Class R
Financial Highlights

(For Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year/Period Presented)

	For the
	Year	Period
	Ended	Ended
	April 30,	April 30,
	2023	2022(a)

Net asset value, beginning of year/period	$9.00	$10.00

Investment operations:
Net investment income (loss) (b)(c)	0.06	(0.01)
Net realized and unrealized loss on investments	(0.26)	(0.99)
Total from investment operations	(0.20)	(1.00)

Less distributions to shareholders from:
Net investment income	(0.02)	—
Net realized gains	— (d)	—
Total distributions	(0.02)	—

Net asset value, end of year/period	$8.78	$9.00

Total Return (e)	(2.24)%	(10.00	)% (f)

Ratios and Supplemental Data:
Net assets, end of year/period (000 omitted)	$20,761	$6,877
Ratio of expenses to:
average net assets, before reimbursement(g)	2.05%	2.06	% (h)
average net assets, net of reimbursement (g)	2.03%	2.06	% (h)
Ratio of net investment income (loss) to average net assets (c)(g)	0.75%	(0.25	)% (h)
Portfolio turnover rate	70%	6	% (f)

(a)	PFG Fidelity Institutional AM® Bond ESG Strategy Fund commenced operations and trading on October 29, 2021.

(b)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year/period.

(c)	The recognition of net investment income (loss) is affected by the timing and declaration of dividends by the investment companies in which the Fund invests.

(d)	Rounds to less than $0.005 per share.

(e)	Total returns are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(f)	Not annualized.

(g)	Does not include expenses of the investment companies in which the Fund invests.

(h)	Annualized.

See accompanying notes to financial statements.

PFG Fidelity Institutional AM® Equity Index Strategy Fund – Class R
Financial Highlights

(For Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year/Period Presented)

	Year	Year	Period
	Ended	Ended	Ended
	April 30,	April 30,	April 30,
	2023	2022	2021(a)

Net asset value, beginning of year/period	$12.59	$14.12	$10.00

Investment operations:
Net investment income (loss) (b)(c)	0.02	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments(d)	0.04	(0.75)	4.49
Total from investment operations	0.06	(0.80)	4.44

Less distributions to shareholders from:
Net investment income	(0.04)	(0.02)	(0.02)
Net realized gains	(0.45)	(0.71)	(0.30)
Total distributions	(0.49)	(0.73)	(0.32)

Net asset value, end of year/period	$12.16	$12.59	$14.12

Total Return (e)	0.74%	(6.37)%	44.72	% (f)

Ratios and Supplemental Data:
Net assets, end of year/period (000 omitted)	$246,340	$132,819	$142,663
Ratio of expenses to:
average net assets, before reimbursement(g)	2.05%	2.05%	2.05	% (h)
average net assets, net of reimbursement (g)	2.02%	2.05%	2.05	% (h)
Ratio of net investment income (loss) to average net assets (c)(g)	0.15%	(0.36)%	(0.38	)% (h)
Portfolio turnover rate	16%	16%	30	% (f)

(a)	PFG Fidelity Institutional AM® Equity Index Strategy Fund commenced operations and trading on May 2, 2020.

(b)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year/period.

(c)	The recognition of net investment income (loss) is affected by the timing and declaration of dividends by the investment companies in which the Fund invests.

(d)	Net realized and unrealized gain/(loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains/(losses) in the statement of operations due to the share transactions for the period.

(e)	Total returns are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(f)	Not annualized.

(g)	Does not include expenses of the investment companies in which the Fund invests.

(h)	Annualized.

See accompanying notes to financial statements.

PFG Fidelity Institutional AM® Equity Sector Strategy Fund – Class R
Financial Highlights

(For Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year/Period Presented)

	Year	Year	Period
	Ended	Ended	Ended
	April 30,	April 30,	April 30,
	2023	2022	2021(a)

Net asset value, beginning of year/period	$12.38	$12.88	$10.00

Investment operations:
Net investment loss (b)(c)	(0.08)	(0.03)	(0.01)
Net realized and unrealized gain on investments	0.74	0.47	3.54
Total from investment operations	0.66	0.44	3.53

Less distributions to shareholders from:
Net investment income	—	(0.02)	(0.04)
Net realized gains	(1.21)	(0.92)	(0.61)
Total distributions	(1.21)	(0.94)	(0.65)

Net asset value, end of year/period	$11.83	$12.38	$12.88

Total Return (d)	5.95%	2.58%	35.91	% (e)

Ratios and Supplemental Data:
Net assets, end of year/period (000 omitted)	$297,203	$224,395	$138,652
Ratio of expenses to:
average net assets, before reimbursement(f)	2.05%	2.05%	2.05	% (g)
average net assets, net of reimbursement (f)	2.03%	2.05%	2.05	% (g)
Ratio of net investment loss to average net assets (c)(f)	(0.65)%	(0.25)%	(0.08	)% (g)
Portfolio turnover rate	106%	70%	189	% (e)

(a)	PFG Fidelity Institutional AM® Equity Sector Strategy Fund commenced operations and trading on May 2, 2020.

(b)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year/period.

(c)	The recognition of net investment loss is affected by the timing and declaration of dividends by the investment companies in which the Fund invests.

(d)	Total returns are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(e)	Not annualized.

(f)	Does not include expenses of the investment companies in which the Fund invests.

(g)	Annualized.

See accompanying notes to financial statements.

PFG Invesco® Thematic ESG Strategy Fund – Class R
Financial Highlights

(For Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year/Period Presented)

	For the
	Year
	Ended	Period
	April 30,	Ended April
	2023	30, 2022(a)

Net asset value, beginning of year/period	$7.61	$10.00

Investment operations:
Net investment loss (b)(c)	(0.07)	(0.04)
Net realized and unrealized loss on investments	(0.18)	(2.33)
Total from investment operations	(0.25)	(2.37)

Less distributions to shareholders from:
Net investment income	—	(0.02)
Return of capital	—	—
Total distributions	—	(0.02)

Net asset value, end of year/period	$7.36	$7.61

Total Return (d)	(3.29)%	(23.77	)% (e)

Ratios and Supplemental Data:
Net assets, end of year/period (000 omitted)	$31,557	$59,251
Ratio of expenses to:
average net assets, before reimbursement(f)	2.05%	2.05	% (g)
average net assets, net of reimbursement (f)	2.04%	2.05	% (g)
Ratio of net investment loss to average net assets (c)(f)	(0.90)%	(0.82	)% (g)
Portfolio turnover rate	22%	7	% (e)

(a)	PFG Invesco Thematic ESG Strategy Fund commenced operations and trading on October 29, 2021.

(b)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year/period.

(c)	The recognition of net investment loss is affected by the timing and declaration of dividends by the investment companies in which the Fund invests.

(d)	Total returns are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(e)	Not annualized.

(f)	Does not include expenses of the investment companies in which the Fund invests.

(g)	Annualized.

See accompanying notes to financial statements.

PFG Janus Henderson® Balanced Strategy Fund – Class R
Financial Highlights

(For Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year/Period Presented)

	For the
	Year	Period
	Ended	Ended
	April 30,	April 30,
	2023	2022(a)

Net asset value, beginning of year/period	$8.73	$10.00

Investment operations:
Net investment income (b)(c)	0.01	—	(d)
Net realized and unrealized loss on investments	(0.04)	(1.23)
Total from investment operations	(0.03)	(1.23)

Less distributions to shareholders from:
Net investment income	—	(0.04)
Net realized gains	(0.28)	—
Total distributions	(0.28)	(0.04)

Net asset value, end of year/period	$8.42	$8.73

Total Return (e)	(0.20)%	(12.37	)% (f)

Ratios and Supplemental Data:
Net assets, end of year/period (000 omitted)	$268,073	$274,897
Ratio of expenses to:
average net assets, before reimbursement(g)	2.05%	2.05	% (h)
average net assets, net of reimbursement (g)	2.03%	2.05	% (h)
Ratio of net investment income (loss) to average net assets (c)(g)	0.07%	(0.01	)% (h)
Portfolio turnover rate	37%	4	% (f)

(a)	PFG Janus Henderson Balanced Strategy Fund commenced operations and trading on October 29, 2021.

(b)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year/period.

(c)	The recognition of net investment income is affected by the timing and declaration of dividends by the investment companies in which the Fund invests.

(d)	Rounds to less than $0.005 per share.

(e)	Total returns are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(f)	Not annualized.

(g)	Does not include expenses of the investment companies in which the Fund invests.

(h)	Annualized.

See accompanying notes to financial statements.

PFG JP Morgan® Tactical Aggressive Strategy Fund – Class R
Financial Highlights

(For Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$11.80	$13.22	$8.95	$9.98	$9.97

Investment operations:
Net investment income (loss) (a)(b)	0.01	0.14	(0.04)	0.01	(0.04)
Net realized and unrealized gain (loss) on investments(c)	(0.02)	(0.87)	4.31	(1.04)	0.34
Total from investment operations	(0.01)	(0.73)	4.27	(1.03)	0.30

Less distributions to shareholders from:
Net investment income	—	(0.16)	—	—	—
Net realized gains	(0.66)	(0.53)	—	—	(0.25)
Return of capital	—	—	—	—	(0.04)
Total distributions	(0.66)	(0.69)	—	—	(0.29)

Net asset value, end of year	$11.13	$11.80	$13.22	$8.95	$9.98

Total Return (d)	0.28%	(6.17)%	47.71%	(10.32)%	3.40%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$250,705	$249,759	$137,843	$71,413	$89,498
Ratio of expenses to:
average net assets, before reimbursement(e)	2.05%	2.05%	2.05%	2.14%	2.03%
average net assets, net of reimbursement (e)	2.03%	2.05%	2.05%	2.14%	2.03%
Ratio of net investment income (loss) to average net assets (b)(e)	0.07%	1.03%	(0.39)%	0.07%	(0.40)%
Portfolio turnover rate	99%	57%	42%	39%	116%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year.

(b)	The recognition of net investment income (loss) is affected by the timing and declaration of dividends by the investment companies in which the Fund invests.

(c)	Net realized and unrealized gain/(loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains/(losses) in the statement of operations due to the share transactions for the period.

(d)	Total returns are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(e)	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes to financial statements.

PFG JP Morgan® Tactical Moderate Strategy Fund – Class R
Financial Highlights

(For Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$10.52	$12.10	$9.32	$9.96	$9.80

Investment operations:
Net investment income (loss) (a)(b)	0.07	0.09	0.02	0.06	(0.02)
Net realized and unrealized gain (loss) on investments	(0.14)	(0.91)	2.80	(0.65)	0.18
Total from investment operations	(0.07)	(0.82)	2.82	(0.59)	0.16

Less distributions to shareholders from:
Net investment income	—	(0.10)	(0.04)	(0.05)	— (c)
Net realized gains	(0.80)	(0.66)	—	—	—
Total distributions	(0.80)	(0.76)	(0.04)	(0.05)	—

Net asset value, end of year	$9.65	$10.52	$12.10	$9.32	$9.96

Total Return (d)	(0.27)%	(7.49)%	30.29%	(6.00)%	1.68%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$163,916	$190,631	$168,096	$138,740	$148,742
Ratio of expenses to:
average net assets, before reimbursement(e)	2.05%	2.05%	2.05%	2.09%	2.06%
average net assets, net of reimbursement (e)	2.03%	2.05%	2.05%	2.09%	2.06%
Ratio of net investment income (loss) to average net assets (b)(e)	0.72%	0.74%	0.22%	0.56%	(0.16)%
Portfolio turnover rate	119%	76%	58%	60%	112%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year.

(b)	The recognition of net investment income (loss) is affected by the timing and declaration of dividends by the investment companies in which the Fund invests.

(c)	Rounds to less than $0.005 per share.

(d)	Total returns are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(e)	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes to financial statements.

PFG Meeder Tactical Strategy Fund – Class R
Financial Highlights

(For Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$10.44	$11.34	$9.23	$9.93	$9.83

Investment operations:
Net investment income (loss) (a)(b)	(0.09)	0.06	(0.10)	(0.11)	(0.03)
Net realized and unrealized gain (loss) on investments	0.08	(0.73)	2.32	(0.57)	0.15
Total from investment operations	(0.01)	(0.67)	2.22	(0.68)	0.12

Less distributions to shareholders from:
Net investment income	—	—	—	—	(0.02)
Net realized gains	(1.58)	(0.23)	(0.11)	(0.02)	—
Total distributions	(1.58)	(0.23)	(0.11)	(0.02)	(0.02)

Net asset value, end of year	$8.85	$10.44	$11.34	$9.23	$9.93

Total Return (c)	0.39%	(6.09)%	24.09%	(6.91)%	1.20%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$114,003	$119,009	$106,050	$96,604	$103,481
Ratio of expenses to:
average net assets, before reimbursement(d)	2.05%	2.05%	2.05%	2.09%	2.04%
average net assets, net of reimbursement (d)	2.03%	2.05%	2.05%	2.09%	2.04%
Ratio of net investment income (loss) to average net assets (b)(d)	(0.90)%	0.53%	(0.98)%	(1.07)%	(0.27)%
Portfolio turnover rate	11%	67%	19%	18%	23%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year.

(b)	The recognition of net investment income (loss) is affected by the timing and declaration of dividends by the investment companies in which the Fund invests.

(c)	Total returns are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes to financial statements.

PFG MFS® Aggressive Growth Strategy Fund – Class R
Financial Highlights

(For Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$10.32	$13.23	$9.64	$10.52	$9.97

Investment operations:
Net investment income (loss) (a)(b)	0.02	(0.06)	(0.14)	(0.04)	— (c)
Net realized and unrealized gain (loss) on investments	(0.13)	(0.39)	4.10	(0.68)	0.70
Total from investment operations	(0.11)	(0.45)	3.96	(0.72)	0.70

Less distributions to shareholders from:
Net realized gains	(1.68)	(2.46)	(0.37)	(0.16)	(0.15)
Total distributions	(1.68)	(2.46)	(0.37)	(0.16)	(0.15)

Net asset value, end of year	$8.53	$10.32	$13.23	$9.64	$10.52

Total Return (d)	(0.21)%	(5.81)%	41.39%	(7.10)%	7.34%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$83,716	$88,076	$168,971	$118,933	$118,749
Ratio of expenses to:
average net assets, before reimbursement(e)	2.05%	2.05%	2.05%	2.09%	2.05%
average net assets, net of reimbursement (e)	2.03%	2.05%	2.05%	2.09%	2.05%
Ratio of net investment income (loss) to average net assets (b)(e)	0.20%	(0.50)%	(1.18)%	(0.34)%	0.00%
Portfolio turnover rate	18%	30%	39%	7%	26%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year.

(b)	The recognition of net investment income (loss) is affected by the timing and declaration of dividends by the investment companies in which the Fund invests.

(c)	Amount is less than $0.005.

(d)	Total returns are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(e)	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes to financial statements.

PFG Tactical Income Strategy Fund – Class R
Financial Highlights

(For Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year/Period Presented)

	Year		Year	Period
	Ended		Ended	Ended
	April 30,		April 30,	April 30,
	2023		2022	2021(a)

Net asset value, beginning of year/period	$9.19		$11.24	$10.00

Investment operations:
Net investment income (b)(c)	0.15		0.07	0.17
Net realized and unrealized gain (loss) on investments	(0.13)		(0.75)	1.39
Total from investment operations	0.02		(0.68)	1.56

Less distributions to shareholders from:
Net investment income	—	(d)	(0.13)	(0.14)
Net realized gains	(0.07)		(1.24)	(0.18)
Total distributions	(0.07)		(1.37)	(0.32)

Net asset value, end of year/period	$9.14		$9.19	$11.24

Total Return (e)	0.34	% (f)	(7.18)%	15.69	% (g)

Ratios and Supplemental Data:
Net assets, end of year/period (000 omitted)	$116,490		$117,928	$116,538
Ratio of expenses to:
average net assets, before reimbursement(h)	2.05%		2.05%	2.05	% (i)
average net assets, net of reimbursement (h)	2.03%		2.05%	2.05	% (i)
Ratio of net investment income to average net assets (c)(h)	1.72%		0.66%	1.59	% (i)
Portfolio turnover rate	73%		104%	70	% (f)

(a)	PFG Tactical Income Strategy Fund commenced operations and trading on May 2, 2020.

(b)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year/period.

(c)	The recognition of net investment income is affected by the timing and declaration of dividends by the investment companies in which the Fund invests.

(d)	Rounds to less than $0.005 per share.

(e)	Total returns are historical in nature and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial statement reporting purposes and the returns based upon those net assets may differ from the net asset values and returns for shareholder processing.

(g)	Not annualized.

(h)	Does not include expenses of the investment companies in which the Fund invests.

(i)	Annualized.

See accompanying notes to financial statements.

THE PACIFIC FINANCIAL FUNDS
NOTES TO FINANCIAL STATEMENTS
April 30, 2023

1.	ORGANIZATION

The Pacific Financial Family of Mutual Funds is comprised of fifteen different actively managed funds. Each Fund is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund currently offers Class R shares. The Funds and their primary investment objective, as of April 30, 2023, is as follows:

Fund	Primary Objective
PFG Active Core Bond Strategy Fund	Income
PFG American Funds® Conservative Income Strategy Fund	Current Income
PFG American Funds® Growth Strategy Fund	Growth of capital
PFG BNY Mellon Diversifier Strategy Fund	Income with a secondary objective of capital appreciation
PFG BR Equity ESG Strategy Fund	Growth of capital
PFG Fidelity Institutional AM® Bond ESG Strategy Fund	Current income
PFG Fidelity Institutional AM® Equity Index Strategy Fund	Total return
PFG Fidelity Institutional AM® Equity Sector Strategy Fund	Growth of capital
PFG Invesco® Thematic ESG Strategy Fund	Aggressive growth
PFG Janus Henderson® Balanced Strategy Fund	Capital appreciation with a secondary objective of income
PFG JP Morgan® Tactical Aggressive Strategy Fund	Aggressive growth
PFG JP Morgan® Tactical Moderate Strategy Fund	Capital appreciation with a secondary objective of income
PFG Meeder Tactical Strategy Fund	Capital appreciation
PFG MFS® Aggressive Growth Strategy Fund	Aggressive growth
PFG Tactical Income Strategy Fund	Current income

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based upon methods established by the board of directors of the open-end funds.

THE PACIFIC FINANCIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Funds may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee.

Fair Valuation Process – Fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

THE PACIFIC FINANCIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2023 for each Fund’s investments measured at fair value:

PFG Active Core Bond Strategy Fund

Assets *	Level 1	Level 2	Level 3	Total
Open End Funds	$114,289,299	$—	$—	$114,289,299
Short-Term Investment	615,837	—	—	615,837
Total	$114,905,136	$—	$—	$114,905,136

PFG American Funds® Conservative Income Strategy Fund

Assets *	Level 1	Level 2	Level 3	Total
Open End Funds	$194,149,459	$—	$—	$194,149,459
Short-Term Investment	412,559	—	—	412,559
Total	$194,562,018	$—	$—	$194,562,018

PFG American Funds® Growth Strategy Fund

Assets *	Level 1	Level 2	Level 3	Total
Open End Funds	$572,593,250	$—	$—	$572,593,250
Short-Term Investment	1,306,084	—	—	1,306,084
Total	$573,899,334	$—	$—	$573,899,334

THE PACIFIC FINANCIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

PFG BNY Mellon Diversifier Strategy Fund

Assets *	Level 1	Level 2	Level 3	Total
Open End Funds	$152,633,209	$—	$—	$152,633,209
Short-Term Investment	526,142	—	—	526,142
Total	$153,159,351	$—	$—	$153,159,351

PFG BR Equity ESG Strategy Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$121,775,659	$—	$—	$121,775,659
Short-Term Investment	502,959	—	—	502,959
Total	$122,278,618	$—	$—	$122,278,618

PFG Fidelity Institutional AM® Bond ESG Strategy Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$2,877,117	$—	$—	$2,877,117
Open End Funds	17,784,015	—	—	17,784,015
Short-Term Investment	202,416	—	—	202,416
Total	$20,863,548	$—	$—	$20,863,548

PFG Fidelity Institutional AM® Equity Index Strategy Fund

Assets *	Level 1	Level 2	Level 3	Total
Open End Funds	$245,612,583	$—	$—	$245,612,583
Short-Term Investment	1,336,076	—	—	1,336,076
Total	$246,948,659	$—	$—	$246,948,659

PFG Fidelity Institutional AM® Equity Sector Strategy Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$166,547,482	$—	$—	$166,547,482
Open End Funds	129,966,862	—	—	129,966,862
Short-Term Investment	2,667,956	—	—	2,667,956
Total	$299,182,300	$—	$—	$299,182,300

PFG Invesco® Thematic ESG Strategy Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$31,494,472	$—	$—	$31,494,472
Short-Term Investment	143,815	—	—	143,815
Total	$31,638,287	$—	$—	$31,638,287

THE PACIFIC FINANCIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

PFG Janus Henderson® Balanced Strategy Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$33,395,174	$—	$—	$33,395,174
Open End Funds	234,376,572	—	—	234,376,572
Short-Term Investment	701,639	—	—	701,639
Total	$268,473,385	$—	$—	$268,473,385

PFG JP Morgan® Tactical Aggressive Strategy Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$100,810,738	$—	$—	$100,810,738
Open End Funds	149,259,694	—	—	149,259,694
Short-Term Investment	590,331	—	—	590,331
Total	$250,660,763	$—	$—	$250,660,763

PFG JP Morgan® Tactical Moderate Strategy Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$70,887,315	$—	$—	$70,887,315
Open End Funds	92,517,152	—	—	92,517,152
Short-Term Investments	882,082	—	—	882,082
Total	$164,286,549	$—	$—	$164,286,549

PFG Meeder Tactical Strategy Fund

Assets *	Level 1	Level 2	Level 3	Total
Open End Funds	$113,152,198	$—	$—	$113,152,198
Short-Term Investment	494,454	—	—	494,454
Total	$113,646,652	$—	$—	$113,646,652

PFG MFS® Aggressive Growth Strategy Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$12,138,908	$—	$—	$12,138,908
Open End Funds	71,286,577	—	—	71,286,577
Short-Term Investment	338,940	—	—	338,940
Total	$83,764,425	$—	$—	$83,764,425

PFG Tactical Income Strategy Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$7,628,408	$—	$—	$7,628,408
Open End Funds	108,351,880	—	—	108,351,880
Short-Term Investments	703,580	—	—	703,580
Total	$116,683,868	$—	$—	$116,683,868

*	Refer to the Portfolios of Investments for industry classification.

The Funds did not hold any Level 3 securities during the period.

THE PACIFIC FINANCIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities under the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and distributed annually by the Funds. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; and temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund.

Federal Income Tax – It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required. Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions, taken on returns filed for open tax years ended April 30, 2020 through April 30, 2022, or expected to be taken in the Funds’ April 30, 2023 year-end tax returns. Each Fund identifies its major tax jurisdictions as U.S. federal, Ohio, and foreign jurisdictions where a Fund makes significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognized interest and penalties related to unrecognized tax benefits in interest and other expenses, respectively. For the year ended April 30, 2023, the Funds did not have any interest or penalties.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended April 30, 2023, cost of purchases and proceeds from sales of Fund securities, other than short-term investments, amounted to the following:

Fund	Purchases	Sales
PFG Active Core Bond Strategy Fund	$36,328,020	$54,640,040
PFG American Funds® Conservative Income Strategy Fund	65,757,341	68,620,260
PFG American Funds® Growth Strategy Fund	90,525,343	66,522,932
PFG BNY Mellon Diversifier Strategy Fund	81,945,105	82,321,311
PFG BR Equity ESG Strategy Fund	73,406,139	165,108,584
PFG Fidelity Institutional AM® Bond ESG Strategy Fund	22,202,556	8,382,063
PFG Fidelity Institutional AM® Equity Index Strategy Fund	135,464,144	27,235,311
PFG Fidelity Institutional AM® Equity Sector Strategy Fund	323,541,964	265,700,927
PFG Invesco® Thematic ESG Strategy Fund	10,299,833	37,231,084
PFG Janus Henderson® Balanced Strategy Fund	95,414,746	99,087,694
PFG JP Morgan® Tactical Aggressive Strategy Fund	236,907,096	233,184,370
PFG JP Morgan® Tactical Moderate Strategy Fund	201,691,763	223,167,531
PFG Meeder Tactical Strategy Fund	12,430,000	17,395,700
PFG MFS® Aggressive Growth Strategy Fund	14,575,970	15,975,650
PFG Tactical Income Strategy Fund	82,913,906	82,699,243

THE PACIFIC FINANCIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Pacific Financial Group, LLC serves as the Funds’ investment advisor (the “Advisor”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of each Fund’s average daily net assets for the total assets under management of all funds managed by the Advisor up to $3 billion, and 1.20% of each Fund’s average daily net assets for the total assets under management of all funds managed by the Advisor over $3 billion.

For the year ended April 30, 2023, pursuant to the investment advisory agreement, the Advisor earned the following advisory fees:

Fund
PFG Active Core Bond Strategy Fund	$1,464,315
PFG American Funds® Conservative Income Strategy Fund	2,496,150
PFG American Funds® Growth Strategy Fund	6,742,793
PFG BNY Mellon Diversifier Strategy Fund	1,892,005
PFG BR Equity ESG Strategy Fund	2,105,027
PFG Fidelity Institutional AM® Bond ESG Strategy Fund	154,334
PFG Fidelity Institutional AM® Equity Index Strategy Fund	2,170,477
PFG Fidelity Institutional AM® Equity Sector Strategy Fund	3,124,999
PFG Invesco® Thematic ESG Strategy Fund	579,050
PFG Janus Henderson® Balanced Strategy Fund	3,238,540
PFG JP Morgan® Tactical Aggressive Strategy Fund	2,966,368
PFG JP Morgan® Tactical Moderate Strategy Fund	2,134,119
PFG Meeder Tactical Strategy Fund	1,390,942
PFG MFS® Aggressive Growth Strategy Fund	998,228
PFG Tactical Income Strategy Fund	1,419,740

Effective January 1, 2023, pursuant to an expense limitation agreement between the Advisor and the Trust, on behalf of the Funds, (the “Expense Limitation Agreement”), the Advisor has contractually agreed to waive a portion of its advisory fee to the extent necessary so that the total expenses incurred by each Fund (exclusive of any brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor) will not exceed 1.99% per annum of each Fund’s average daily net assets. The Expense Limitation Agreement may be terminated by the Board of Trustees upon 60 days’ written notice to the Advisor.

THE PACIFIC FINANCIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

For the year ended April 30, 2023, the following funds waived fees pursuant to the expense limitation agreement:

Fund
PFG Active Core Bond Strategy Fund	$22,479
PFG American Funds® Conservative Income Strategy Fund	38,657
PFG American Funds® Growth Strategy Fund	109,843
PFG BNY Mellon Diversifier Strategy Fund	29,594
PFG BR Equity ESG Strategy Fund	23,573
PFG Fidelity Institutional AM® Bond ESG Strategy Fund	3,345
PFG Fidelity Institutional AM® Equity Index Strategy Fund	45,117
PFG Fidelity Institutional AM® Equity Sector Strategy Fund	55,535
PFG Invesco® Thematic ESG Strategy Fund	6,353
PFG Janus Henderson® Balanced Strategy Fund	52,170
PFG JP Morgan® Tactical Aggressive Strategy Fund	48,359
PFG JP Morgan® Tactical Moderate Strategy Fund	32,462
PFG Meeder Tactical Strategy Fund	21,821
PFG MFS® Aggressive Growth Strategy Fund	15,950
PFG Tactical Income Strategy Fund	22,628

Effective May 1, 2020, The Pacific Financial Group, Inc. (“TPFG), an affiliate of the Advisor, entered into an Administrative Services Agreement with the Trust (the “Administrative Services Agreement”). Under the terms of the Administrative Services Agreement, TPFG receives a fee from each Fund in an amount equal to 0.70% of the Fund’s average daily net assets. In exchange, TPFG is responsible to provide the following services and to pay for the following Fund expenses.

The Funds are used to construct Model Portfolios, consisting solely of the Funds, which are purchased by the Funds’ shareholders. The shareholders are investment management clients of TPFG and are typically introduced to TPFG by a Financial Intermediary. In most, but not all, instances, the shareholders are participants in a retirement plan, regulated by ERISA or by Internal Revenue Code, and the shareholders invest in the Model Portfolios through a self-directed brokerage account (“SDBA”) or a similar type of account made available by the retirement plan.

Among the services provided to shareholders, by TPFG, under the Administrative Services Agreement, are: (i) assistance in opening an account in which the shareholder will invest in a Model Portfolio; (ii) providing resources that enable the Financial Intermediary to assist the shareholder, in identifying the shareholder’s investment objective and risk profile; (iii) educating, and responding to questions from, shareholders, or from Financial Intermediaries acting on behalf of a shareholder, about the Funds and the Model Portfolios; (iv) trading Model Portfolios on behalf of shareholders, and reconciling those trades, typically with the custodian of a retirement plan; (v) maintaining records of investments in Model Portfolios, the performance of Model Portfolios, and contributions to, and withdrawals from, Model Portfolios, for shareholders and for their Financial Intermediaries; and (vi) assisting in account maintenance, account closings, and account transfers, for shareholders. All of these services are in addition to the services provided by other Fund Service Providers.

In addition to providing services, TPFG is responsible to make the following payments, on behalf of the Funds: (a) the fees and certain expenses incurred in connection with the provision of Fund Administration, Fund Accounting and Fund Transfer Agent Services; (b) the fees and certain expenses of the Funds’ Custodian; (c) the fees charged by retirement plan or other custodians that maintain SDBAs or other brokerage accounts for Fund shareholders; (d) the charges and expenses of legal counsel and independent accountants for the Funds; (e) the fees and expenses of Trustees who are not affiliated persons of the Advisor or Distributor; (f) the fees of the Funds’ participation in any trade association of which the Trust may be a member; (g) the cost of fidelity and liability insurance; (h) the fees and expenses involved in maintaining registration of the Fund and of the Funds’ shares with the SEC, maintaining qualification of the Funds’ shares under state securities laws, and the preparation and printing of the Fund’s registration statements and prospectuses for such purposes; (i) expenses of shareholders and Trustees’ meetings; and (j) expenses of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to shareholders (collectively, “Fund Operating Expenses”).

THE PACIFIC FINANCIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

Under the Administrative Services Agreement, Fund Operating Expenses do not include (i) advertising, promotion and other expenses incurred in connection with the sale or distribution of the Funds’ shares (including expenses that the Funds are authorized to pay pursuant to Rule 12b-1); (ii) brokerage fees and commissions; (iii) taxes; (iv) borrowing costs; (iv) fees and expenses of investment companies acquired by a Fund; (v) advisory fees payable to the Funds’ Advisor; and (vi) extraordinary or non-recurring expenses, such as litigation and indemnification expenses. TPFG’s role with respect to paying Fund Operating Expenses shall be as the paying agent, without responsibility (under the Administrative Services Agreement) for the manner of performance by the Funds’ service providers.

The Administrative Services Agreement will continue in effect for one (1) year and thereafter shall continue from year to year provided such continuance is approved at least annually by a vote of the majority of the Trustees. The Servicing Administration Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the TPFG, or by holders of a majority of that Trust’s outstanding shares.

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate up to 0.25% of its average daily net assets.

Northern Lights Fund Distributors, LLC, the Fund’s distributor (“Distributor”), and other entities are paid under the Plan for services provided and the expenses borne by the Distributor and others, such as custodial platform providers and retirement plan administrators (“Platforms”), in the distribution of Fund shares and in the servicing of Fund shareholders. For the Distributor, such services and expenses include overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Funds’ shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. For Platforms, the Plan permits the payment of fees charged by Platforms for distribution services provided in connection with Fund shares and custodial, recordkeeping and other services provided to Fund shareholders.

For financial intermediaries, such as brokers, investment advisers, financial planners, banks, insurance companies and others, including their respective representatives (collectively, “Financial Intermediaries”), Plan fees may be used for payment of shareholder services, such as shareholder account administrative services, and marketing support, which may include access to, or financial support for, sales meetings; access to sales representatives and Financial Intermediary management representatives; inclusion of the Funds on a sales list, including a preferred or select sales list; printing and distribution of sales literature and advertising materials; or participation in other sales programs . If you work with a Financial Intermediary in investing in the Funds, the Financial Intermediary may receive 12b-1 fees from the Distributor, for the marketing support and shareholder services provided by the Financial Intermediary.

Each Fund is currently accruing 0.10% of its average daily net assets under the plan. For the year ended April 30, 2023, pursuant to the Plan, the Funds accrued the following fees:

Fund	12b-1 Fee
PFG Active Core Bond Strategy Fund	$117,146
PFG American Funds® Conservative Income Strategy Fund	199,694
PFG American Funds® Growth Strategy Fund	539,429
PFG BNY Mellon Diversifier Strategy Fund	151,362
PFG BR Equity ESG Strategy Fund	168,404
PFG Fidelity Institutional AM® Bond ESG Strategy Fund	12,347
PFG Fidelity Institutional AM® Equity Index Strategy Fund	173,640
PFG Fidelity Institutional AM® Equity Sector Strategy Fund	250,002
PFG Invesco® Thematic ESG Strategy Fund	46,325
PFG Janus Henderson® Balanced Strategy Fund	259,086
PFG JP Morgan® Tactical Aggressive Strategy Fund	237,312
PFG JP Morgan® Tactical Moderate Strategy Fund	170,731
PFG Meeder Tactical Strategy Fund	111,276
PFG MFS® Aggressive Growth Strategy Fund	79,859
PFG Tactical Income Strategy Fund	113,592

THE PACIFIC FINANCIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor did not receive any commissions from the sale of the Funds’ shares.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Services, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Funds. Pursuant to separate servicing agreements with UFS, TPFG pay UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a chief compliance officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from TPFG.

BluGiant, LLC (“BluGiant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from TPFG.

During the year ended April 30, 2023, certain Funds received payments from TPFG for previously received soft dollar payments. These reimbursements were as follows:

Fund	Reimbursement
PFG BNY Mellon Diversifier Strategy Fund	$3,128
PFG BR Equity ESG Strategy Fund	11,971
PFG Fidelity Institutional AM® Bond ESG Strategy Fund	45
PFG Fidelity Institutional AM® Equity Sector Strategy Fund	17,774
PFG Invesco® Thematic ESG Strategy Fund	3,833
PFG Janus Henderson® Balanced Strategy Fund	1,494
PFG JP Morgan® Tactical Aggressive Strategy Fund	18,551
PFG JP Morgan® Tactical Moderate Strategy Fund	39,289
PFG MFS® Aggressive Growth Strategy Fund	6,692
PFG Tactical Income Strategy Fund	5,449

5.	INVESTMENT IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. Transactions during the year ended April 30, 2023 with affiliated companies are as follows:

PFG BNY Mellon Diversifier Strategy Fund

						Change in
		Value-Beginning of				Unrealized	Value-End of
CUSIP	Description	Period	Purchases	Sales Proceeds	Net Realized Loss	Depreciation	Period
05580W841	BNY Mellon Core Plus Fund, Class I	$59,312,226	$50,940,000	$17,085,000	$(2,718,670)	$777,165	$91,225,721

PFG BR Equity ESG Strategy Fund

						Change in
		Value-Beginning of				Unrealized	Value-End of
CUSIP	Description	Period	Purchases	Sales Proceeds	Net Realized Loss	Appreciation	Period
46436E759	iShares ESG Advanced MSCI EAFE ETF	$22,048,871	$1,257,169	$11,675,091	$(3,261,218)	$3,972,801	12,342,532
46436E767	iShares ESG Advanced MSCI USA ETF	46,416,702	3,259,328	27,788,115	(4,166,406)	3,505,235	21,226,744

As of April 30, 2023, the PFG BR Equity ESG Strategy Fund did not hold any affiliated investments.

THE PACIFIC FINANCIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

PFG Fidelity Institutional AM® Equity Sector Strategy Fund

						Change in
		Value-Beginning of				Unrealized	Value-End of
CUSIP	Description	Period	Purchases	Sales Proceeds	Net Realized Gain	Depreciation	Period
316092881	Fidelity MSCI Materials Index ETF	$27,621,494	$41,616,512	$13,453,784	$404,320	$(1,530,084)	$54,658,458

PFG Janus Henderson® Balanced Strategy Fund

						Change in
		Value-Beginning of				Unrealized	Value-End of
CUSIP	Description	Period	Purchases	Sales Proceeds	Net Realized Loss	Appreciation	Period
47103U100	Janus Henderson Small Cap Growth Alpha ETF	$7,971,195	$5,951,877	$13,476,014	$(3,075,072)	$2,628,014	—
47103U209	Janus Henderson Small/Mid Cap Growth Alpha ETF	8,088,105	6,454,845	10,435,243	(2,245,519)	2,135,959	3,998,147

As of April 30, 2023, the PFG Janus Henderson® Balanced Strategy Fund did not hold any affiliated investments.

PFG JP Morgan® Tactical Aggressive Strategy Fund

						Change in
		Value-Beginning of				Unrealized	Value-End of
CUSIP	Description	Period	Purchases	Sales Proceeds	Net Realized Loss	Appreciation	Period
46641Q308	JPMorgan Diversified Return Emerging Markets Equity ETF	$16,517,076	$—	$15,169,105	$(2,834,250)	$1,486,279	—
46641Q779	JPMorgan US Momentum Factor ETF	14,778,694	599,326	14,632,362	(1,128,020)	382,362	—

As of April 30, 2023, the PFG JP Morgan® Tactical Aggressive Strategy Fund did not hold any affiliated investments.

PFG Meeder Tactical Strategy Fund

CUSIP	Description	Value-Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain/(Loss)	Change in Unrealized Depreciation	Value-End of Period
58510R762	Meeder Dynamic Allocation Fund	$19,669,052	$3,550,000	$4,375,000	$(1,493,114)	$1,747,592	$19,098,530
58510R788	Meeder Muirfield Fund	66,795,512	6,475,000	9,391,700	1,403,203	(1,718,043)	$63,563,972
58510R655	Meeder Spectrum Fund	11,946,581	795,000	1,293,000	36,454	(149,075)	$11,335,960

PFG Tactical Income Strategy Fund

						Change in
		Value-Beginning of				Unrealized	Value-End of
CUSIP	Description	Period	Purchases	Sales Proceeds	Net Realized Loss	Appreciation	Period
47103Y649	Janus Henderson Asia Equity Fund, Class N	$6,637,564	$1,620,200	$4,624,775	$(2,167,129)	$1,359,856	2,825,716
47103X823	Janus Henderson Dividend & Income Builder Fund, Class R6	5,487,704	4,650,125	1,884,675	(237,994)	916,895	8,932,055

THE PACIFIC FINANCIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at April 30, 2023, were as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
	Tax Cost	Appreciation	Depreciation	(Depreciation)
PFG Active Core Bond Strategy Fund	$129,479,719	$697,194	$(15,271,777)	$(14,574,583)
PFG American Funds® Conservative Income Strategy Fund	213,090,727	121,007	(18,649,716)	(18,528,709)
PFG American Funds® Growth Strategy Fund	654,800,528	—	(80,901,194)	(80,901,194)
PFG BNY Mellon Diversifier Strategy Fund	168,979,068	15,010	(15,834,727)	(15,819,717)
PFG BR Equity ESG Strategy Fund	128,769,067	2,508,914	(8,999,363)	(6,490,449)
PFG Fidelity Institutional AM® Bond ESG Strategy Fund	21,217,977	189,668	(544,097)	(354,429)
PFG Fidelity Institutional AM® Equity Index Strategy Fund	222,893,257	24,706,203	(650,801)	24,055,402
PFG Fidelity Institutional AM® Equity Sector Strategy Fund	294,810,685	12,670,834	(8,299,219)	4,371,615
PFG Invesco® Thematic ESG Strategy Fund	40,941,802	69,052	(9,372,567)	(9,303,515)
PFG Janus Henderson® Balanced Strategy Fund	307,199,300	211,958	(38,937,873)	(38,725,915)
PFG JP Morgan® Tactical Aggressive Strategy Fund	251,593,322	4,895,227	(5,827,786)	(932,559)
PFG JP Morgan® Tactical Moderate Strategy Fund	166,964,655	4,942,938	(7,727,076)	(2,784,138)
PFG Meeder Tactical Strategy Fund	127,006,358	392,538	(13,752,244)	(13,359,706)
PFG MFS® Aggressive Growth Strategy Fund	84,632,802	3,231,337	(4,099,714)	(868,377)
PFG Tactical Income Strategy Fund	121,563,054	1,576,674	(6,455,860)	(4,879,186)

THE PACIFIC FINANCIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal year ended April 30, 2023 and the fiscal year ended April 30, 2022 were as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
4/30/2023	Income	Capital Gains	Capital	Total
PFG Active Core Bond Strategy Fund	$3,403,797	$—	$—	$3,403,797
PFG American Funds® Conservative Income Strategy Fund	1,257,966	4,570,752	—	5,828,718
PFG American Funds® Growth Strategy Fund	—	90,892,908	—	90,892,908
PFG BNY Mellon Diversifier Strategy Fund	6,136,575	1,046,834	—	7,183,409
PFG BR Equity ESG Strategy Fund	—	3,884,118	—	3,884,118
PFG Fidelity Institutional AM® Bond ESG Strategy Fund	25,196	5,105	—	30,301
PFG Fidelity Institutional AM® Equity Index Strategy Fund	658,232	8,109,741	—	8,767,973
PFG Fidelity Institutional AM® Equity Sector Strategy Fund	7,136,380	18,862,200	—	25,998,580
PFG Invesco® Thematic ESG Strategy Fund	—	—	—	—
PFG Janus Henderson® Balanced Strategy Fund	—	8,642,424	—	8,642,424
PFG JP Morgan® Tactical Aggressive Strategy Fund	—	13,830,184	—	13,830,184
PFG JP Morgan® Tactical Moderate Strategy Fund	909	12,732,806	—	12,733,715
PFG Meeder Tactical Strategy Fund	—	16,967,616	—	16,967,616
PFG MFS® Aggressive Growth Strategy Fund	—	13,300,171	—	13,300,171
PFG Tactical Income Strategy Fund	76,562	834,906	—	911,468

For fiscal year ended	Ordinary	Long-Term	Return of
4/30/2022	Income	Capital Gains	Capital	Total
PFG Active Core Bond Strategy Fund	$2,389,559	$2,034,455	$—	$4,424,014
PFG American Funds® Conservative Income Strategy Fund	2,208,736	1,116,031	—	3,324,767
PFG American Funds® Growth Strategy Fund	9,121,964	23,521,952	—	32,643,916
PFG BNY Mellon Diversifier Strategy Fund	1,002,777	4,588,204	—	5,590,981
PFG BR Equity ESG Strategy Fund	9,763,622	12,960,361	—	22,723,983
PFG Fidelity Institutional AM® Bond ESG Strategy Fund	—	—	—	—
PFG Fidelity Institutional AM® Equity Index Strategy Fund	4,001,195	2,812,427	—	6,813,622
PFG Fidelity Institutional AM® Equity Sector Strategy Fund	12,757,675	2,344,331	—	15,102,006
PFG Invesco® Thematic ESG Strategy Fund	123,094	—	—	123,094
PFG Janus Henderson® Balanced Strategy Fund	1,124,954	46,046	—	1,171,000
PFG JP Morgan® Tactical Aggressive Strategy Fund	3,496,799	10,638,274	—	14,135,073
PFG JP Morgan® Tactical Moderate Strategy Fund	4,927,831	8,571,537	—	13,499,368
PFG Meeder Tactical Strategy Fund	—	2,652,537	—	2,652,537
PFG MFS® Aggressive Growth Strategy Fund	—	15,781,776	—	15,781,776
PFG Tactical Income Strategy Fund	8,132,655	5,840,952	—	13,973,607

THE PACIFIC FINANCIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

As of April 30, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss
	Ordinary	Long-Term	and
	Income	Capital Gains	Late Year Loss
PFG Active Core Bond Strategy Fund	$843,105	$—	$(740,592)
PFG American Funds® Conservative Income Strategy Fund	815,903	751,320	—
PFG American Funds® Growth Strategy Fund	—	2,638,600	(3,217,839)
PFG BNY Mellon Diversifier Strategy Fund	308,983	—	(748,699)
PFG BR Equity ESG Strategy Fund	—	—	(14,972,071)
PFG Fidelity Institutional AM® Bond ESG Strategy Fund	62,160	—	(234,046)
PFG Fidelity Institutional AM® Equity Index Strategy Fund	—	4,689,664	(971,329)
PFG Fidelity Institutional AM® Equity Sector Strategy Fund	—	1,802,977	(925,360)
PFG Invesco® Thematic ESG Strategy Fund	—	—	(7,481,503)
PFG Janus Henderson® Balanced Strategy Fund	—	—	(2,636,610)
PFG JP Morgan® Tactical Aggressive Strategy Fund	—	—	(1,289,721)
PFG JP Morgan® Tactical Moderate Strategy Fund	778,880	—	(2,912,708)
PFG Meeder Tactical Strategy Fund	—	2,478,987	(444,973)
PFG MFS® Aggressive Growth Strategy Fund	—	2,255,509	—
PFG Tactical Income Strategy Fund	1,584,280	—	(4,041,406)

	Capital Loss	Other	Unrealized	Total
	Carry	Book/Tax	Appreciation/	Accumulated
	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
PFG Active Core Bond Strategy Fund	$(5,776,818)	$—	$(14,574,583)	$(20,248,888)
PFG American Funds® Conservative Income Strategy Fund	—	—	(18,528,709)	(16,961,486)
PFG American Funds® Growth Strategy Fund	—	—	(80,901,194)	(81,480,433)
PFG BNY Mellon Diversifier Strategy Fund	—	—	(15,819,717)	(16,259,433)
PFG BR Equity ESG Strategy Fund	—	—	(6,490,449)	(21,462,520)
PFG Fidelity Institutional AM® Bond ESG Strategy Fund	(33,112)	—	(354,429)	(559,427)
PFG Fidelity Institutional AM® Equity Index Strategy Fund	—	—	24,055,402	27,773,737
PFG Fidelity Institutional AM® Equity Sector Strategy Fund	—	—	4,371,615	5,249,232
PFG Invesco® Thematic ESG Strategy Fund	(1,101,017)	—	(9,303,515)	(17,886,035)
PFG Janus Henderson® Balanced Strategy Fund	(8,800,665)	—	(38,725,915)	(50,163,190)
PFG JP Morgan® Tactical Aggressive Strategy Fund	(14,922,189)	—	(932,559)	(17,144,469)
PFG JP Morgan® Tactical Moderate Strategy Fund	(11,822,303)	—	(2,784,138)	(16,740,269)
PFG Meeder Tactical Strategy Fund	—	—	(13,359,706)	(11,325,692)
PFG MFS® Aggressive Growth Strategy Fund	—	—	(868,377)	1,387,132
PFG Tactical Income Strategy Fund	(5,566,410)	—	(4,879,186)	(12,902,722)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and foreign tax passthrough basis adjustments.

THE PACIFIC FINANCIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
PFG Active Core Bond Strategy Fund	$—
PFG American Funds® Conservative Income Strategy Fund	—
PFG American Funds® Growth Strategy Fund	3,217,839
PFG BNY Mellon Diversifier Strategy Fund	—
PFG BR Equity ESG Strategy Fund	457,528
PFG Fidelity Institutional AM® Bond ESG Strategy Fund	—
PFG Fidelity Institutional AM® Equity Index Strategy Fund	971,329
PFG Fidelity Institutional AM® Equity Sector Strategy Fund	925,360
PFG Invesco® Thematic ESG Strategy Fund	162,254
PFG Janus Henderson® Balanced Strategy Fund	—
PFG JP Morgan® Tactical Aggressive Strategy Fund	1,051,126
PFG JP Morgan® Tactical Moderate Strategy Fund	—
PFG Meeder Tactical Strategy Fund	444,973
PFG MFS® Aggressive Growth Strategy Fund	—
PFG Tactical Income Strategy Fund	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
PFG Active Core Bond Strategy Fund	$740,592
PFG American Funds® Conservative Income Strategy Fund	—
PFG American Funds® Growth Strategy Fund	—
PFG BNY Mellon Diversifier Strategy Fund	748,699
PFG BR Equity ESG Strategy Fund	14,514,543
PFG Fidelity Institutional AM® Bond ESG Strategy Fund	234,046
PFG Fidelity Institutional AM® Equity Index Strategy Fund	—
PFG Fidelity Institutional AM® Equity Sector Strategy Fund	—
PFG Invesco® Thematic ESG Strategy Fund	7,319,249
PFG Janus Henderson® Balanced Strategy Fund	2,636,610
PFG JP Morgan® Tactical Aggressive Strategy Fund	238,595
PFG JP Morgan® Tactical Moderate Strategy Fund	2,912,708
PFG Meeder Tactical Strategy Fund	—
PFG MFS® Aggressive Growth Strategy Fund	—
PFG Tactical Income Strategy Fund	4,041,406

THE PACIFIC FINANCIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

At April 30, 2023, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, and utilized capital loss carryforwards as follows:

	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
PFG Active Core Bond Strategy Fund	$1,326,533	$4,450,285	$5,776,818	$—
PFG American Funds® Conservative Income Strategy Fund	—	—	—	—
PFG American Funds® Growth Strategy Fund	—	—	—	—
PFG BNY Mellon Diversifier Strategy Fund	—	—	—	—
PFG BR Equity ESG Strategy Fund	—	—	—	—
PFG Fidelity Institutional AM® Bond ESG Strategy Fund	33,112	—	33,112	—
PFG Fidelity Institutional AM® Equity Index Strategy Fund	—	—	—	—
PFG Fidelity Institutional AM® Equity Sector Strategy Fund	—	—	—	—
PFG Invesco® Thematic ESG Strategy Fund	1,101,017	—	1,101,017	—
PFG Janus Henderson® Balanced Strategy Fund	8,789,583	11,082	8,800,665	—
PFG JP Morgan® Tactical Aggressive Strategy Fund	14,922,189	—	14,922,189	—
PFG JP Morgan® Tactical Moderate Strategy Fund	11,822,303	—	11,822,303	—
PFG Meeder Tactical Strategy Fund	—	—	—	—
PFG MFS® Aggressive Growth Strategy Fund	—	—	—	—
PFG Tactical Income Strategy Fund	4,912,637	653,773	5,566,410	—

During the fiscal year ended April 30, 2023, certain of the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, distributions in excess, and use of tax equalization credits, resulted in reclassifications for the Funds for the fiscal year ended April 30, 2023 as follows:

	Paid In	Accumulated
	Capital	Earnings (Losses)
PFG Active Core Bond Strategy Fund	$—	$—
PFG American Funds® Conservative Income Strategy Fund	—	—
PFG American Funds® Growth Strategy Fund	4,453,248	(4,453,248)
PFG BNY Mellon Diversifier Strategy Fund	—	—
PFG BR Equity ESG Strategy Fund	(1,085,562)	1,085,562
PFG Fidelity Institutional AM® Bond ESG Strategy Fund	—	—
PFG Fidelity Institutional AM® Equity Index Strategy Fund	—	—
PFG Fidelity Institutional AM® Equity Sector Strategy Fund	(710,192)	710,192
PFG Invesco® Thematic ESG Strategy Fund	(626,168)	626,168
PFG Janus Henderson® Balanced Strategy Fund	(936,986)	936,986
PFG JP Morgan® Tactical Aggressive Strategy Fund	(86,309)	86,309
PFG JP Morgan® Tactical Moderate Strategy Fund	—	—
PFG Meeder Tactical Strategy Fund	(559,366)	559,366
PFG MFS® Aggressive Growth Strategy Fund	(380,608)	380,608
PFG Tactical Income Strategy Fund	—	—

THE PACIFIC FINANCIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2023, beneficial ownership in excess of 25% for the Funds is as follows:

Portfolio	Beneficial Owner	% of Outstanding Shares
PFG Active Core Bond Strategy Fund	NFS	55%
PFG American Funds® Conservative Income Strategy Fund	NFS	45%
PFG American Funds® Growth Strategy Fund	NFS	51%
PFG BNY Mellon Diversifier Strategy Fund	NFS	43%
	Pershing	27%
PFG BR Equity ESG Strategy Fund	NFS	54%
PFG Fidelity Institutional AM® Bond ESG Strategy Fund	NFS	61%
PFG Fidelity Institutional AM® Equity Index Strategy Fund	NFS	55%
PFG Fidelity Institutional AM® Equity Sector Strategy Fund	NFS	53%
PFG Invesco® Thematic ESG Strategy Fund	NFS	50%
PFG Janus Henderson® Balanced Strategy Fund	NFS	46%
PFG JP Morgan® Tactical Aggressive Strategy Fund	NFS	54%
PFG JP Morgan® Tactical Moderate Strategy Fund	NFS	41%
	Pershing	31%
PFG Meeder Tactical Strategy Fund	NFS	47%
PFG MFS® Aggressive Growth Strategy Fund	NFS	50%
PFG Tactical Income Strategy Fund	NFS	36%
	Pershing	35%

THE PACIFIC FINANCIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

9.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The following Funds currently invest a portion of their assets in the corresponding investment companies. The Funds may redeem their investment from these investment companies at any time if the Advisor determines that it is in the best interest of the Funds and their shareholders to do so. The performance of the Funds will be directly affected by the performance of these investment companies. The financial statements of these investment companies, including their portfolios of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Funds’ financial statements.

		Percentage
Fund	Investment	of Net Assets
PFG Active Core Bond Strategy Fund	PIMCO Income Fund	29.8%
	PIMCO Total Return Fund	38.7%
PFG American Funds® Growth Strategy Fund	American - The Growth Fund of America Class R-6	25.0%
PFG BNY Mellon Diversifier Strategy Fund	BNY Mellon Global Real Return Fund	35.0%
	BNY Mellon Core Plus Fund	59.6%
PFG Fidelity Institutional AM® Bond ESG Strategy Fund	Fidelity Sustainability Bond Index Fund	73.7%
PFG Fidelity Institutional AM® Equity Index Strategy Fund	Fidelity 500 Index Fund	55.7%
	Fidelity Global ex US Index Fund	29.9%
PFG Janus Henderson® Balanced Strategy Fund	Janus Henderson Balanced Fund	80.0%
PFG Meeder Tactical Strategy Fund	Meeder Muirfield Fund	55.8%

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

THE PACIFIC FINANCIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2023

11.	MARKET AND GEOPOLITICAL RISK

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflict, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund. The novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, a Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

THE PACIFIC FINANCIAL FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2023

Foreign Tax Credit (Unaudited)

The following funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share as of fiscal year ended April 30, 2023, and April 30, 2022 were as follows:

For fiscal year ended
4/30/2023	Foreign Taxes Paid	Foreign Source Income
PFG JP Morgan® Tactical Moderate Strategy Fund	$0.0059	$0.0607
PFG Tactical Income Strategy Fund	$0.0012	$0.0099

For fiscal year ended
4/30/2022	Foreign Taxes Paid	Foreign Source Income
PFG BNY Mellon Diversifier Strategy Fund	$0.0019	$0.0474

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Pacific Financial Funds and

Board of Trustees of Northern Lights Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Pacific Financial Funds, comprising the funds listed below (the “Funds”), each a series of Northern Lights Fund Trust, as of April 30, 2023, and the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, and the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Statement(s) of
	Statements of	Changes in Net	Financial
Fund Name	Operation	Assets	Highlights
PFG Active Core Bond Strategy Fund, PFG BNY Mellon® Diversifier Strategy Fund, PFG JP Morgan® Tactical Aggressive Strategy Fund, PFG JP Morgan® Tactical Moderate Strategy Fund, PFG Meeder Tactical Strategy Fund and PFG MFS® Aggressive Growth Strategy Fund	For the year ended April 30, 2023	For the years ended April 30, 2023 and 2022	For the years ended April 30, 2023, 2022, 2021, 2020, 2019
PFG American Funds® Conservative Income Strategy Fund, PFG American Funds® Growth Strategy Fund, PFG BR Equity ESG Strategy Fund, PFG Fidelity Institutional AM® Equity Index Strategy Fund, PFG Fidelity Institutional AM® Equity Sector Strategy Fund and PFG Tactical Income Strategy Fund	For the year ended April 30, 2023	For the years ended April 30, 2023 and 2022	For the years ended April 30, 2023, 2022 and for the period from May 2, 2020 (commencement of operations) through April 30, 2021
PFG Fidelity Institutional AM® Bond ESG Strategy Fund, PFG Invesco® Thematic ESG Strategy Fund and PFG Janus Henderson® Balanced Strategy Fund	For the year ended April 30, 2023	For the year ended April 30, 2023 and for the period from October 29, 2021 (commencement of operations) through April 30, 2022	For the year ended April 30, 2023 and for the period from October 29, 2021 (commencement of operations) through April 30, 2022

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of certain previously related investment companies within the Fund family since 2008.

COHEN & COMPANY, LTD.

Cleveland, Ohio

June 29, 2023

THE PACIFIC FINANCIAL FUNDS
EXPENSE EXAMPLES
April 30, 2023 (Unaudited)

Example

As a shareholder of a Fund you will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual Ending Account Value” shown is derived from each Fund’s actual return, and the “Actual Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical Expenses Paid During Period) is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s Annualized	Beginning Account	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio	Value	Value	During Period	Value	During Period
PFG Active Core Bond Strategy Fund *	2.01%	$1,000.00	$1,055.00	$10.24	$1,014.83	$10.04
PFG American Funds® Conservative Income Strategy Fund *	2.01%	$1,000.00	$1,046.60	$10.20	$1,014.83	$10.04
PFG American Funds® Growth Strategy Fund *	2.01%	$1,000.00	$1,100.90	$10.47	$1,014.83	$10.04
PFG BNY Mellon Diversifier Strategy Fund *	2.01%	$1,000.00	$1,047.50	$10.20	$1,014.83	$10.04
PFG BR Equity ESG Strategy Fund *	2.01%	$1,000.00	$1,109.40	$10.51	$1,014.83	$10.04
PFG Fidelity Institutional AM® Bond ESG Strategy Fund *	2.01%	$1,000.00	$1,055.00	$10.24	$1,014.83	$10.04
PFG Fidelity Institutional AM® Equity Index Strategy Fund *	2.01%	$1,000.00	$1,100.00	$10.47	$1,014.83	$10.04
PFG Fidelity Institutional AM® Equity Sector Strategy Fund *	2.01%	$1,000.00	$1,068.20	$10.31	$1,014.83	$10.04
PFG Invesco Thematic® ESG Strategy Fund *	2.01%	$1,000.00	$1,035.20	$10.14	$1,014.83	$10.04
PFG Janus Henderson® Balanced Strategy Fund *	2.01%	$1,000.00	$1,069.00	$10.31	$1,014.83	$10.04
PFG JP Morgan® Tactical Aggressive Strategy Fund *	2.01%	$1,000.00	$1,105.90	$10.50	$1,014.83	$10.04
PFG JP Morgan® Tactical Moderate Strategy Fund *	2.01%	$1,000.00	$1,084.90	$10.39	$1,014.83	$10.04
PFG Meeder Tactical Strategy Fund *	2.01%	$1,000.00	$1,051.20	$10.22	$1,014.83	$10.04
PFG MFS® Aggressive Growth Strategy Fund *	2.01%	$1,000.00	$1,092.00	$10.43	$1,014.83	$10.04
PFG Tactical Income Strategy Fund *	2.01%	$1,000.00	$1,069.80	$10.32	$1,014.83	$10.04

*	Expenses Paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the full six-month period).

THE PACIFIC FINANCIAL FUNDS
Supplemental Information (Unaudited)
April 30, 2023

The Pacific Financial Group, LLC – Adviser to the Following Funds:

PFG JP Morgan Tactical Moderate Strategy Fund (“JP Morgan Moderate”),

PFG JP Morgan Tactical Aggressive Strategy Fund (“JP Morgan Aggressive”),

PFG Meeder Tactical Strategy Fund (“PFG Meeder”),

PFG BNY Mellon Diversifier Strategy Fund (“PFG BNY Mellon”)

PFG Active Core Bond Strategy Fund (“PFG Active Core”),

PFG MFS® Aggressive Growth Strategy Fund (“PFG MFS”),

PFG American Funds® Growth Strategy Fund (“PFG American Growth”),

PFG American Funds® Conservative Income Strategy Fund (“PFG American Conservative”),

PFG BR Equity ESG Strategy Fund (“PFG BR Equity”),

PFG Fidelity Institutional AM® Equity Sector Strategy Fund (“PFG Fidelity Sector”),

PFG Fidelity Institutional AM® Equity Index Strategy Fund (“PFG Fidelity Index”),

PFG Tactical Income Strategy Fund (“PFG Tactical”)

PFG Fidelity Institutional AM® Bond ESG Strategy Fund (“PFG Fidelity Bond”)

PFG Janus Henderson® Balanced Strategy Fund (“PFG Janus Balanced”)

PFG Invesco® Thematic Equity ESG Strategy Fund (“PFG Invesco”)

(each a “Fund” and collectively the “PFG Funds”) *

In connection with the regular meeting held on November 15-16, 2022 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between The Pacific Financial Group, LLC (“PFG” or “Adviser”) and the Trust, with respect to the PFG Funds. In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Board acknowledged that the Adviser was founded in 1984 and provided money management services and investment solutions through model portfolios structured for retirement plan participants customized to their individual financial goals and risk profiles. The Board noted that the Adviser managed approximately $2.7 billion in assets and when combined with its affiliate manages over $3.3 billion. The Board reviewed the background information of key investment personnel responsible for servicing the Funds taking into consideration the team’s educational background and financial industry experience. The Board noted that the Adviser performed ongoing due diligence of each PFG Fund’s strategist and models, their research services, and their proprietary mutual funds and exchange traded funds. They considered the Adviser’s investment process, acknowledging that the Adviser used third party research tools to compare investment performance to peer groups and benchmarks. They further noted that the research tools allowed investors to access portfolios customized to an investor’s risk tolerances and investment goals. The Board reviewed the Adviser’s broker-dealer criteria selection and noted that the Adviser selected and evaluated broker-dealers based on a variety of qualities including execution, research, trade reporting, and cost. The Board acknowledged that the Adviser engaged a third-party to assist with its cybersecurity program and reported no data security incidents over the past year. The Board, based upon their review, concluded that the Adviser provided quality service to the Funds and their shareholders.

THE PACIFIC FINANCIAL FUNDS
Supplemental Information (Unaudited)(Continued)
April 30, 2023

Performance.

JP Morgan Moderate. The Board discussed the Fund’s objective and strategy, noting that its primary objective was to provide capital appreciation with a secondary objective of income by investing 80% of the Fund’s assets in funds advised by J.P. Morgan. The Board noted that the Fund underperformed the peer group median, Morningstar category median and benchmark index across all time periods. The Board discussed the Fund’s Standard Deviation, noting that it ranked in the first quartile among the peer group and Morningstar category for the year period. The Board noted that the Adviser attributed underperformance to the Fund’s defensive positioning in the fourth quarter of 2019, COVID downturn, and exposure to international and emerging markets. The Board acknowledged that while the Fund may underperform at times because of the tactically defensive strategy it could also provide shareholders peace of mind.

JP Morgan Aggressive. The Board reviewed the Fund’s performance, noting that the Fund’s returns were to the same as the peer group’s returns for the one year and since inception periods. The Board noted that the Fund underperformed the Morningstar category for the three year and since inception periods but outperformed the Morningstar category over the one-year period. The Board acknowledged that the Fund underperformed its benchmark across all periods but had demonstrated improved performance over the last 12 months ranking in the second quartile in all statistics among its peer group. The Board considered the Adviser’s explanation for the Fund’s underperformance, noting that its exposure to international and emerging markets detracted from performance in 2019 and the COVID related sell off in in February and March of 2020. The Board acknowledged the Fund’s improved performance and agreed that performance was acceptable.

PFG Meeder. The Board discussed the Fund’s objective and strategy, noting that its objective was to provide capital appreciation by investing 80% of the Fund’s assets in funds managed by Meeder Investment Management, Inc. The Board noted that the Fund had performed in line with the peer group median, Morningstar category median and benchmark index over the one-year period, slightly outperforming its peer group and benchmark. The Board further noted that the Fund had underperformed its peer group, Morningstar category and benchmark index over the three year and since inception periods. The Board acknowledged that the Adviser attributed long-term underperformance to the Fund’s defensive positioning during various time periods. The Board concluded that the Adviser was implementing the strategy as designed.

PFG BNY Mellon. The Board discussed the Fund’s objective and strategy, noting that it was designed to invest more than 80% of the Fund’s assets in funds advised by BNY Mellon Investor Solutions, LLC. The Board considered the Fund’s performance, acknowledging that it outperformed the peer group median, Morningstar category median, and benchmark for the one-year period and underperformed the peer group and Morningstar category over the three-year and since inception periods. The Board noted that over the last 12 months the Fund had ranked in the top quartile in all statistics among its peer group. The Board concluded that the Adviser had implemented the strategy as designed.

PFG Active Core. The Board considered the Fund’s strategy and recent performance, noting that the Adviser invested 80% of the Fund’s assets in funds, primarily those managed by Pacific Investment Management Company LLC. They further noted that the Fund underperformed its Morningstar category and benchmark index across all periods, and outperformed its peer group for the three-year and since inception periods. They considered the reasons for the Fund’s underperformance and acknowledged that there were only a few peer funds in the group which may not yield particularly useful data points for relative performance. The Board concluded that the Adviser had managed the Fund in a manner consistent with its investment objective.

PFG MFS. The Board reviewed the Fund’s investment objective and strategy, noting that the Adviser sought to achieve the Fund’s objective by investing at least 80% of the Fund’s assets in funds managed by MFS Investment Management. They noted that the Fund outperformed the Fund’s Morningstar category median over a one-year period by substantial margin because of a lower growth allocation and higher allocation to alternative asset classes. The Board further noted that the Fund had performed in a very similar fashion to its peer group over the one-year, three-year and since inception periods. The Board discussed that over the three-year and since inception periods the Fund had underperformed the Morningstar category median due to its exposure to small and mid-cap stocks which underperformed large cap stocks. The Board concluded that the Fund had provided growth of capital, meeting its objective.

THE PACIFIC FINANCIAL FUNDS
Supplemental Information (Unaudited)(Continued)
April 30, 2023

PFG American Growth. The Board reviewed the Fund’s investment objective and strategy, noting that the Adviser sought to achieve the Fund’s objective by investing at least 80% of the Fund’s assets in mutual funds managed by Capital Research and Management. They considered the Fund’s performance and acknowledged that it underperformed its Morningstar category, peer group and benchmark index for the one-year and since inception periods. The Board acknowledged that the Adviser believed the strategy would be competitive over a longer time period.

PFG American Conservative. The Board discussed the Fund’s investment strategy and objective and noted that the Fund outperformed the peer group, Morningstar category, and benchmark index for the one-year period but underperformed the Morningstar category and peer group since inception. The Board noted that the Fund had a short history and the Adviser expected the Fund to perform more in line with its peer group and Morningstar category over a full market cycle. They reviewed the Fund’s risk metrics, acknowledging the Fund’s top quartile Standard Deviation among its peer group and Morningstar category for the one-year and since inception periods. The Board concluded that the Adviser should be retained over a longer period to continue managing the Fund for further analysis.

PFG BR Equity. The Board considered the Fund’s objective and strategy and noted that the Adviser invested 80% of the Fund’s assets in ETFs that are part of the iShare complex managed by BlackRock Fund Advisors, LLC. They acknowledged that the Fund underperformed its peer group, benchmark index and Morningstar category over the one-year period and since inception periods. The Board acknowledged that the Adviser attributed the Fund’s underperformance to its overweight to large cap stocks and exposure to low-carbon growth focused stocks. The Board concluded that the performance was acceptable.

PFG Fidelity Sector. The Board reviewed the Fund’s investment objective and strategy, noting that the Adviser sought to achieve the Fund’s investment objective by investing at least 80% of the Fund’s assets Fidelity mutual fund and Fidelity ETFs. They acknowledged that the Fund outperformed its peer group median, category median, and benchmark index over the one-year and since inception periods. The Board concluded that the Adviser had managed the Fund in a manner consistent with its investment objective.

PFG Fidelity Index. The Board reviewed the Fund’s investment objective and strategy, noting that the Adviser invested more than 80% of the Fund’s assets in mutual funds and ETFs managed by Fidelity. They evaluated the performance of the Fund, noting that it underperformed the Fund’s peer group and Morningstar category over the one-year period, but generally tracked the benchmark index over the same period. The Board further noted that the Fund underperformed the Morningstar category and benchmark index since inception but tracked the peer group over the same period. The Board observed that there were only three other funds in its peer group over the one-year period and two other funds in its peer group over the since inception period, noting that the Fund outperformed one peer fund in each period. The Board concluded that the Adviser implemented the Fund’s strategy as designed and the Adviser should be afforded additional time to achieve its potential.

PFG Tactical. The Board reviewed the Fund’s investment objective and strategy and noted that the Adviser utilized research services provided by Counterpoint Mutual Funds, LLC and Janus Capital Management, LLC. They further noted that the Fund outperformed its benchmark over the since inception period but trailed its peer group and Morningstar category medians across all periods. The Board acknowledged that the Fund ranked in the first or second quartile for standard deviation among its peer group and Morningstar category across all periods. The Board considered the Adviser’s explanation for the Fund’s underperformance which was that the Adviser had defensively positioned the Fund’s portfolio since inception, which detracted from performance until the 2021 sell offs in fixed income and 2022 sell off in equities. The Board noted that the Fund was performing as designed and in accordance with its prospectus mandates.

PFG Fidelity Bond. The Board considered the Fund’s strategy and recent performance, noting that the Adviser invested 80% of the Fund’s assets in Fidelity mutual funds and ETFs. They further noted that the Fund underperformed its peer group, benchmark index, and Morningstar category since inception but acknowledged the short history of the Fund and that less than a full-year of data was presented. The Board agreed that the Adviser should be afforded additional time to manage the Fund in accordance with its objectives.

THE PACIFIC FINANCIAL FUNDS
Supplemental Information (Unaudited)(Continued)
April 30, 2023

PFG Janus Balanced. The Board reviewed the Fund’s investment objective and strategy, noting that the Adviser invested more than 80% of the Fund’s assets in mutual funds and ETFs managed by Janus Capital Management, LLC. The Board noted the that during the short history of the Fund, it underperformed the peer group, benchmark index, and Morningstar category since inception. The Board acknowledged that the Adviser had managed the Fund in a manner consistent with its investment objective.

PFG Invesco. The Board reviewed the Fund’s investment objective and strategy, noting that the Adviser invested more than 80% of the Fund’s assets in mutual funds and ETFs managed by Investor Advisers, Inc. The Board noted that during the short history of the Fund, the Fund has underperformed the peer group, benchmark index, and Morningstar category over the since inception period. The Board acknowledged that the ESG focus caused the Fund to lean into more aggressive equities in clean energy and water which performed poorly in a negative equity market. The Board considered that the Fund had no fixed income exposure while its peer funds and benchmark had weightings to fixed income. The Board concluded that the Adviser had managed the Fund in a manner consistent with its investment objective.

Fees and Expenses. The Board noted that the advisory fee for each Fund was 1.25%, which decreased to 1.20% on incremental assets when the aggregate of all PFG Fund assets exceed $3 billion. The Board further noted that each Fund’s advisory fee was higher than its respective Morningstar category and peer group median and average. The Board reviewed each Fund’s net expense ratio of 2.05%, noting that net expense ratio was higher than peer group and Morningstar category median and average. The Board acknowledged that seven of Funds were at the category high in terms of fees and expenses. The Board discussed the Adviser’s desire to implement an expense cap for each PFG Fund, and a reduction in the administrative services fee. The Board considered that a portion of the Adviser’s aggregate compensation was paid out to third-party investment Advisers who provided ongoing shareholder services to the shareholders. The Board noted that the risk-based strategies provided shareholders the opportunity to determine their investment plan based on an individual risk profile. The Board discussed the reasonableness of the fees, considered the ancillary benefits of the administrative services fee, and agreed that each advisory fee was not unreasonable given the package of unique services provided to each of the Funds and its shareholders.

Profitability. The Board reviewed the profitability analysis provided by the Adviser, which analyzed income and expenses related solely to each advisory agreement, profits from other services provided to each of the Funds under the administrative services agreement, and on an aggregate basis. The Board noted that with respect to each Fund, the Adviser’s profitability was reasonable in terms of both actual dollars and as percentage of revenue given the level of services provided to the Funds. The Board concluded that the Adviser’s profits were not excessive.

Economies of Scale. The Board considered whether the Adviser had achieved economies of scale with respect to the management of the Funds. They noted that each of the advisory fees provided breakpoints at a certain aggregate asset level, and that the Adviser would continue to monitor the growth in assets of the Funds and whether the Funds, on an aggregate basis, reach a level where additional concessions should be considered. After further discussion, the Board concluded that the current breakpoints were reasonable.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Board concluded that renewal of the advisory agreement was in the best interests of the shareholders of each of the PFG Funds.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the PFG Funds.

THE PACIFIC FINANCIAL FUNDS
Supplemental Information (Unaudited)
April 30, 2023

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	15	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	15	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	15	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	15	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	15	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	PhD (Accounting), CPA; Professor and Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (2019 – present); Professor and Department of Accountancy Chair, Case Western Reserve University (2009-2019); President, American Accounting Association (AAA) commencing August 2022 (President-Elect 2022-2023, President 2023-2024; Past President 2024- 2025). AAA Vice President-Finance (2017-2020); President, Auditing Section of the AAA; Member, AICPA Auditing Standards Board (2009-2012); Academic Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006); Center for Audit Quality research grants (2014, 2012).	15	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

4/30/23 – NLFT_v2

THE PACIFIC FINANCIAL FUNDS
Supplemental Information (Unaudited)(Continued)
April 30, 2023

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President, Principal Executive Officer Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust (2006-June 2017).	N/A	N/A
James Colantino Born in 1969	Treasurer, Principal Accounting Officer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Associate Director, Ultimus Fund Solutions (since 2022); Manager of Legal Administration, Ultimus Fund Solutions (2020-2022); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013 - 2018).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of April 30, 2023, the Trust was comprised of 66 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-451-TPFG.

4/30/23 – NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how a Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that a Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-451-TPFG or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-888-451-TPFG.

INVESTMENT ADVISOR
The Pacific Financial Group, LLC
11811 NE First Street, Suite 201
Bellevue, WA 98005

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Pacific Financial-AR-23

(a)       Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b)       Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Hertl is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 - $180,000

2022 - $180,000

2021 - $165,000

(b)	Audit-Related Fees

2023 - $0

2022 - $0

2021 - $0

(c)	Tax Fees

2023 - $45,000

2022 - $45,000

2021 - $45,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023 - None

2022 - None

2021 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2021     2022     2023

Audit-Related Fees:     0.00%  0.00%   0.00%

Tax Fees:                    0.00%  0.00%   0.00%

All Other Fees:            0.00%  0.00%   0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $45,000

2022 - $45,000

2021 - $45,000

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 7/5/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 7/5/23

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer

Date 7/5/23